Exhibit 10.1

Third Supplemental Agreement to $253,000,000 Secured Loan Facility Agreement dated 20 August 2010

Dated 9 July 2014

Genco Shipping & Trading Limited
(as Borrower)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG Filiale Deutschlandgeschäft
Skandinaviska Enskilda Banken AB (publ)
(as Lenders)

- and -

Deutsche Bank Luxembourg S.A.
(as Agent)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG Filiale Deutschlandgeschäft
Skandinaviska Enskilda Banken AB (Publ)
(as Mandated Lead Arrangers)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG
Skandinaviska Enskilda Banken AB (publ)
(as Swap Providers)

- and -

Deutsche Bank AG Filiale Deutschlandgeschäft
(as Security Agent and Bookrunner)

- and -

Genco Aquitaine Limited, Genco Ardennes Limited, Genco Auvergne Limited,
Genco Bourgogne Limited, Genco Brittany Limited, Genco Loire Limited,
Genco Languedoc Limited, Genco Lorraine Limited, Genco Normandy Limited,
Genco Picardy Limited, Genco Provence Limited, Genco Pyrenees Limited and
Genco Rhone Limited (as Guarantors)

Contents

		Page

1	Interpretation	3

2	Conditions	5

3	Representations and Warranties	8

4	Amendments to Original Loan Agreement	8

5	Confirmation and Undertaking	9

6	Notices, Counterparts, Law and Jurisdiction	9

Schedule 1	The Lenders	10

Schedule 2	Effective Date Confirmation	11

Schedule 3	Loan Agreement	13

Supplemental Agreement

Dated: 9 July 2014

Between:

(1)	Genco Shipping & Trading Limited, a corporation incorporated under the laws of the Marshall Islands whose principal place of business is at 299 Park Avenue, 20th Floor, New York, New York 10171, USA (the "Borrower");

(2)	the banks listed in Schedule 1 (The Lenders), each acting through its office at the address indicated against its name in Schedule 1 (together the "Lenders" and each a "Lender");

(3)	Deutsche Bank Luxembourg S.A., acting as agent through its office at 2, Bvd Konrad Adenauer, L-1115 Luxembourg (in that capacity the "Agent");

(4)	Deutsche Bank AG Filiale Deutschlandgeschäft, Frankfurt am Main, Germany acting as mandated lead arranger through its office at Adolphsplatz 7, 20457 Hamburg, Germany (formerly Ludwig-Erhard-Strasse 1, 20459 Hamburg, Germany), BNP Paribas acting as mandated lead arranger through its office at 16 rue du Hanovre, 75002 Paris, France, Credit Agricole Corporate and Investment Bank acting as mandated lead arranger through its office at 9, quai du President Paul Doumer, 92920 Paris la Defense, France, DVB Bank SE, acting as mandated lead arranger through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Germany, and Skandinaviska Enskilda Banken AB (publ) acting as mandated lead arranger through its office at Kungsträdgårdsgatan 8, 106 40 Stockholm, Sweden (in that capacity the "Mandated Lead Arrangers");

(5)	Deutsche Bank AG acting as swap provider through its office at Taunusanlage 12, 60325 Frankfurt am Main, Germany (formerly Theodor-Heuss-Allee 70, 60486 Frankfurt am Main, Germany), BNP Paribas acting as swap provider through its office at 16 Bd des Italiens, 75009 Paris, France, Credit Agricole Corporate and Investment Bank acting as swap provider through its office at 9, quai du President Paul Doumer, 92920 Paris la Defense, France, DVB Bank SE, acting as swap provider through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Germany, and Skandinaviska Enskilda Banken AB (publ) acting as swap provider through its office at Kungsträdgårdsgatan 8, 106 40 Stockholm, Sweden (in that capacity, the "Swap Providers" and each a "Swap Provider");

(6)	Deutsche Bank AG Filiale Deutschlandgeschäft, Frankfurt am Main, Germany, acting as security agent and bookrunner through its office at Adolphsplatz 7, 20457 Hamburg, Germany (formerly Ludwig-Erhard-Strasse 1, 20459 Hamburg, Germany) (in these capacities the "Security Agent" and the "Bookrunner"); and

(7)	Genco Aquitaine Limited, Genco Ardennes Limited, Genco Auvergne Limited, Genco Bourgogne Limited, Genco Brittany Limited, Genco Languedoc Limited, Genco Loire Limited, Genco Lorraine Limited, Genco Normandy Limited, Genco Picardy Limited, Genco Provence Limited, Genco Pyrenees Limited And Genco Rhone Limited, each a company incorporated according to the law of the Marshall Islands whose registered address is at Trust Company Complex,

Ajeltake Island Majuro, Ajeltake Road, Marshall Islands MH96960 (together the "Collateral Owners" and each a "Collateral Owner").

Supplemental to a secured loan agreement dated 20 August 2010 made between the Borrower, the Lenders, the Agent, the Mandated Lead Arrangers, the Swap Providers, the Bookrunner and the Security Agent as amended and supplemented by a first side letter dated 24 August 2010, as further supplemented by a letter to the Borrower dated 21 December 2011 and  as amended and restated by a second supplemental agreement dated 1 August 2012 (the "Original Loan Agreement"), on the terms and subject to the conditions of which each of the Lenders agreed to advance to the Borrower its respective Commitment of an aggregate amount not exceeding two hundred fifty three million Dollars ($253,000,000).

Whereas:

(A)	On 21 April 2014, the Borrower and fifty seven (57) of its subsidiaries (including the Collateral Owners) (together, the "Debtors") commenced bankruptcy proceedings with case no. 14-11108-shl (the "Cases") pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

(B)	As part of the Plan of Reorganisation, the Borrower has requested that certain amendments be made to the Original Loan Agreement as set out in a restructuring term sheet exhibited to a restructuring support agreement dated 3 April 2014 made between the Borrower, certain of its subsidiaries and creditors of the Borrower (the "Restructuring Support Agreement") to enable the reorganized Debtors to, among other things, consummate the transactions contemplated by the Plan of Reorganisation and to pay related fees and expenses.

(C)	The Finance Parties have agreed to the requests referred to in Recital (B) subject to the terms and conditions of this Supplemental Agreement and of the Restructuring Support Agreement.

It is agreed that:

1	Interpretation

1.1	In this Supplemental Agreement:

"Confirmation Order" means the order entered into by the Bankruptcy Court confirming the Plan of Reorganisation, which order shall be acceptable in form and substance to the Debtors and the applicable Required Supporting Creditors (as defined in the Restructuring Support Agreement) in accordance with section 1(b) of the Restructuring Support Agreement, and solely with respect to any term in the order that will affect the economic interests of the Lenders or is related to this Supplemental Agreement, mutually acceptable to the Debtors and the Agent (acting on the instructions of the Majority Lenders) and shall include, inter alia, provisions (a) approving this Supplemental Agreement and related documents, (b) reaffirming the Lenders lien in all of the assets of the Borrower and the Collateral Owner subject to a Finance Document, and (c) finding that the parties negotiated this Supplemental Agreement at arm's length and in good faith and that this Supplemental Agreement and the terms hereof constitute good and valuable consideration for the Borrower and the Collateral Owners;

"Consummation Date" means the Effective Date (as defined in the Plan of Reorganisation) of the confirmed Plan of Reorganisation;

"Effective Date" means the date on which the Agent (acting on the instructions of the Lenders) confirms to the Borrower in writing substantially in the form set out in Schedule 2 (Effective Date Confirmation) that all of the conditions referred to in Clause 2.1 (Conditions) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default (excluding any Event of Default that has occurred as a result of the Cases or an Event of Default that has been notified to the Agent prior to the date of this Supplemental Agreement) shall have occurred and be continuing;

"Fee Letters" means any letter or letters dated on or about the date of this Supplemental Agreement between the Agent or the Security Agent and the Borrower setting out any of the fees referred to in Clauses 2.2.2(a) and 2.2.2(b);

"Finance Parties" means the Agent, the Security Agent, the Swap Provider and the Lenders;

"Loan Agreement" means the Original Loan Agreement as amended and restated pursuant to this Supplemental Agreement and as set out in Schedule 3 (Loan Agreement);

"Mortgage Amendments" means the amendment agreements to the Mortgages to be entered into on or around the date of this Deed between the Collateral Owners and the Security Agent;

"New Documents" means this Supplemental Agreement and the Mortgage Amendments;

"Plan of Reorganisation" means the Prepackaged Plan of Reorganisation of the Debtors Pursuant to Chapter 11 of the Bankruptcy Code filed with the Bankruptcy Court on April 21, 2014 [Docket No. 14], and as it may be amended, modified, or supplemented from time to time in accordance with the terms therein and in the Restructuring Support Agreement; and

"Security Parties" means all parties to this Supplemental Agreement other than the Finance Parties and "Security Party" means any one of them.

1.2	All words and expressions defined in the Original Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 (Definitions and Interpretation) of the Original Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

1.3	This Supplemental Agreement shall be a Finance Document.

2	Conditions

2.1	As conditions precedent for the agreement of the Finance Parties to the requests specified in Recital (B) above and for the effectiveness of Clause 4 (Amendments to Original Loan Agreement), the Borrower shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence:

2.1.1	in respect of each Collateral Owner:

(a)	a certificate of good standing;

(b)	a certificate of a duly authorised officer of each Collateral Owner dated the day of this Supplemental Agreement (i) certifying that the Collateral Owner is existing in good standing in the jurisdiction of its incorporation, (ii) confirming that none of the documents delivered to the Agent pursuant to clauses 2.1.1 to 2.1.3 of the second supplemental to the Loan Agreement dated 1 August 2012 have been amended or modified in any way (or copies, certified by a duly authorised officer of the Collateral Owner in question as true, complete, accurate and neither amended nor revoked, of any such documents which have been amended or modified), (iii) setting out the names and titles of the directors and officers of that Collateral Owner, and (iv) attaching an incumbency certificate reflecting the name and signature of each officer authorized to execute the New Documents to which that Collateral Owner is a party and that no proceedings are pending or contemplated for the dissolution of that Collateral Owner;

(c)	a copy, certified by a director or the secretary of each Collateral Owner as true, complete and accurate and neither amended nor revoked and in full force and effect, of a resolution of the directors of that Collateral Owner (together, where appropriate, with signed waivers of notice of any directors' meetings) approving, and authorising or ratifying the execution of, the New Documents to which it is a party and any document to be executed by that Collateral Owner pursuant to such New Documents;

(d)	a copy of a resolution signed by all the holders of the issued shares in each Collateral Owner, approving the terms of, and the transactions contemplated by, the New Documents to which that Collateral Owner is a party;

2.1.2	in respect of the Borrower:

(a)	a certificate of a duly authorised officer of the Borrower dated the day of this Supplemental Agreement (i) certifying that the Borrower is existing in good standing in the jurisdiction of its incorporation, (ii) confirming that none of the documents delivered to the Agent pursuant to clauses 2.1.1 to 2.1.3 of the second supplemental to the Loan Agreement dated 1 August 2012 have been amended or modified in any way (or copies, certified by a duly authorised officer of the Borrower in question as true, complete, accurate and neither amended nor revoked, of any such documents which have been amended or modified), (iii)  setting out the names and titles of the directors and officers of the Borrower, and (iv) attaching an incumbency certificate reflecting the name and signature of each officer authorized to execute the New Documents to which the Borrower is a party and that no proceedings are pending or contemplated for the dissolution of the Borrower;

(b)	a copy, certified by a director or the secretary of the Borrower as true, complete and accurate and neither amended nor revoked and in full force and effect, of a resolution of the directors of the Borrower (together, where appropriate, with signed waivers of notice of any directors' meetings) approving, and authorising or ratifying the execution of, the New Documents to which it is a party and any document to be executed the Borrower pursuant to such New Documents;

(c)	a certificate of good standing;

2.1.3	duly executed New Documents;

2.1.4	evidence that (i) the Mortgage Amendments will be capable of being registered against the Vessels and (ii) the discharge of the Second Mortgages will be capable of being recorded against the Vessels;

2.1.5	evidence that the second assignment of Insurances of each Vessel executed in favour of the DNB Collateral Agent to secure further the obligations of the Borrower under the DNB Credit Agreement will be released and reassigned;

2.1.6	if a Security Party is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lenders in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing this Agreement or confirmation satisfactory to the Agent that such an opinion will be given;

2.1.7	a copy of the supplemental agreement to the Metrostar Facility together with evidence that the amendments to the Metrostar Facility contemplated in the Restructuring Support Agreement shall become effective on or prior to the Effective Date;

2.1.8	evidence that:

(a)	the Bankruptcy Court has entered the Confirmation Order, which shall, among other things, authorise the transactions contemplated under this Supplemental Agreement;

(b)	the Confirmation Order has not been stayed, modified or vacated on appeal; and

(c)	the Confirmation Order is final order in full force and effect;

2.1.9	evidence that the effective date of the Plan of Reorganisation will occur on or before the later of, and in each case no later than 1 August 2014:

(a)	ten (10) calendar days following the entry of the Confirmation Order; or

(b)	completion of the Rights Offering (as defined in the Plan of Reorganisation);

and that all conditions precedent to the effectiveness of the Plan of Reorganisation will be fulfilled or waived (in accordance with the provisions of the Plan of Reorganisation) on the Effective Date, including the execution, delivery and performance of all instruments, documents and agreements necessary to effectuate the Plan of Reorganisation;

2.1.10	evidence that the Collateral Owners have deposited into the Master Account the relevant amounts in order to comply with the provisions of clauses 10.4 (Deposit) and 12.2.1 (Minimum Liquidity) of the Loan Agreement; and

2.1.11	a copy of the fund flow statement signed by the Borrower and evidencing the intended payment of fees, Repayment Instalments, interest and legal fees in accordance with Clauses 2.2.1 and 2.2.2 of this Supplemental Agreement.

2.2	As conditions subsequent for the agreement of the Finance Parties to the requests specified in Recital (B) above, the Borrower shall deliver or cause to be delivered to or to the order of the Agent at the times indicated below:

2.2.1	on the Effective Date, evidence that the Borrower has paid the Repayment Instalments due on 30 May 2014 together with interest thereon and interest and default interest accruing from 31 May 2014 until the Plan Effective Date (as such term is defined in the Restructuring Support Agreement);

2.2.2	on the Effective Date:

(a)	payment to the Agent (for the account of the Lenders) of an upfront fee computed at the rate of 100bps of the amount of the Loan outstanding on the Plan Effective Date (as such term is defined in the Restructuring Support Agreement); and

(b)	payment to each of the Agent (for its own account) and the Security Agent (for its own account) of a fee in an amount set out in the relevant Fee Letter;

(c)	payment to the Agent of any outstanding fees payable pursuant to the working fee letter dated 25 March 2014 and made between the Agent, the Borrower and the Collateral Owners;

(d)	payment of any invoiced legal fees due from the Borrower to the Agent in connection with the New Documents;

2.2.3	on the Effective Date, a certificate of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the Marshall Island's flag confirming that (a) the Second Mortgages have been released, (b) the Mortgage Amendments have been registered against the

Vessels and (c) there are no further Encumbrances registered against the Vessels;

2.2.4	on the Effective Date, evidence that the second assignment of Insurances of each Vessel executed in favour of the DnB Collateral Agent to secure further the obligations of the Borrower under the DnB Credit Agreement have been released and reassigned;

2.2.5	on the Effective Date, evidence that the reorganisation of the Debtor pursuant to the Plan of Reorganisation has been consummated and that the Consummation Date has occurred in each case not later than 1 August 2014;

2.2.6	as soon as practicable after the Effective Date, such of the legal opinions specified in Clause 2.1.6 as have not already been provided to the Agent; and

2.2.7	as soon as practicable after the Effective Date, any updated insurance documents issued by the insurers of the Vessels taking into account the release of the Second Mortgages.

2.3	All documents and evidence delivered to the Agent pursuant to Clauses 2.1 and 2.2 shall:

2.3.1	be in form and substance reasonably acceptable to the Agent (acting on the instructions of the Lenders);

2.3.2	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3	Representations and Warranties

3.1	Each of the representations and warranties contained in clause 11 (Representations) of the Original Loan Agreement (except in respect of clauses 11.1.9 and 11.1.12 insofar as they relate to the Cases, non-compliance with the financial covenants, the Event of Default pursuant to clause 13.1.4 of the Loan Agreement and the covenant to deliver the Compliance Certificate for the quarter ending on 31 March 2014) shall be deemed repeated by the Borrower at the date of this Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents included this Supplemental Agreement, provided that to the extent any such representation or warranty relates to an earlier date, such representation or warranty shall be true and correct in all material respects on such date.

3.2	The Borrower represents and warrants to each Finance Party that on the Effective Date, the final maturity date under the Metrostar Loan Agreement will be 31 August 2019 and the applicable margin in the Metrostar Loan Agreement will be 3.5% per annum.

4	Amendments to Original Loan Agreement

With effect from the Effective Date, the Original Loan Agreement shall be amended and restated in the form set out in Schedule 3 (Loan Agreement).

5	Confirmation and Undertaking

5.1	Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Original Loan Agreement made in this Supplemental Agreement, as if all references in any of the Security Documents to the Original Loan Agreement were references to the Original Loan Agreement as amended and supplemented by this Supplemental Agreement.

5.2	The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Original Loan Agreement made in or pursuant to this Supplemental Agreement.

6	Notices, Counterparts, Law and Jurisdiction

The provisions of clauses 18 (Notices), 21.5 (Counterparts) and 22 (Law and jurisdiction) of the Loan Agreement shall apply to this Supplemental Agreement as if  they were set out in full herein and as if references to the Original Loan Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

Schedule 1

The Lenders

Deutsche Bank AG Filiale Deutschlandgeschäft
Adolphsplatz 7
D-20457 Hamburg
Germany
E-mail: dirk.niedereichholz@db.com
Fax: +49 40 3701 4550
Attention: Dirk Niedereichholz

DVB Bank SE
Platz der Republik 6
D-60325 Frankfurt am Main
Germany
E-mail: Stavros.Gyftakis@dvbbank.com, Stefanos.Fragos@dvbbank.com
Fax: +49 69 9750 4875
Attention: Shipping Loans Administration Department

Skandinaviska Enskilda Banken AB (publ)
Kungsträdgårdsgatan 8
106 40 Stockholm
Sweden
E-mail: arne.juell-skielse@seb.se
Fax: +46 8 678 02 06
Attention: Arne Juell-Skielse

BNP Paribas
16 rue du Hanovre
75002 Paris
France
E-mail: tgmo.shipping@bnpparibas.com
Fax : +33 1 42 98 43 55
Attention : Transportation Group Middle Office

Crédit Agricole Corporate and Investment Bank
9, quai du President Paul Doumer
92920 Paris la Defense
France
Email: [  ]
Fax: +33 1 41 89 29 87
Attention: Shipping Department

with a copy to
Crédit Agricole Corporate and Investment Bank, London
Ship Finance Department
5 Appold Street
London EC2A 2DA
E-mail: thibaud.escoffier@ca-cib.com. jerome.Duval@ca-cib.com, michael.choina@ca-cib.com
Fax: +44 207 214 6689
Attention: Thibaud Escoffier/Jerome Duval/Michael Coina

Schedule 2

Effective Date Confirmation

To:                   Genco Shipping & Trading Limited,
299 Park Avenue, 12th Floor, New York, New York 10171, USA

With copies to:

   Deutsche Bank AG Filiale Deutschlandgeschäft (Att: Dirk Niedereichholz)
Adolphsplatz 7, D-20457 Hamburg, Germany
E-mail: dirk.niedereichholz@db.com

   DVB Bank SE (Att: Shipping Loans Administration Department)
Platz der Republik 6, D-60325 Frankfurt am Main, Germany
E-mail: Stavros.Gyftakis@dvbbank.com, Stefanos.Fragos@dvbbank.com

   Skandinaviska Enskilda Banken AB (publ) (Att: Arne Juell-Skielse)
Kungsträdgårdsgatan 8, 106 40 Stockholm, Sweden
E-mail: arne.juell-skielse@seb.se

   BNP Paribas (Att: Transportation Group Middle Office)
16 rue du Hanovre, 75002 Paris, France
E-mail: tgmo.shipping@bnpparibas.com

   Crédit Agricole Corporate and Investment Bank (Att: Shipping Department)
9, quai du President Paul Doumer, 92920 Paris la Defense, France
cc: Ship Finance Department, 5 Appold Street, London EC2A 2DA
E-mail: thibaud.escoffier@ca-cib.com. jerome.Duval@ca-cib.com, michael.choina@ca-cib.com

We, Deutsche Bank Luxembourg S.A., refer to the third supplemental agreement dated [         ]  2014 (the "Third Supplemental Agreement") relating to a secured loan agreement dated 20 August 2010 as amended and supplemented by a first side letter dated 24 August 2010, as further supplemented by a letter to the Borrower dated 21 December 2011 and as amended and restated by a second supplemental agreement dated 1 August 2012 (the "Loan Agreement") made between you as the Borrower, the banks listed in it as the Lenders, certain parties as Mandated Lead Arrangers, ourselves as the Agent, certain parties as Swap Providers and Deutsche Bank AG Filiale Deutschlandgeschäft as the Security Agent and the Bookrunner in respect of a loan to you from the Lenders of up to $253,000,000.

We hereby confirm that all conditions precedent referred to in Clause 2.1 (Conditions) of the Third Supplemental Agreement have been satisfied.  In accordance with Clauses 1.1 (Interpretation) and 4 (Amendments to Original Loan Agreement) of the Third Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated:                                                            2014

Signed:_______________________________

For and on behalf of

Deutsche Bank Luxembourg S.A.

Schedule 3
Loan Agreement

$253,000,000 Secured Loan Agreement dated 20 August 2010 as supplemented by a side letter dated 24 August 2010 as further supplemented by a letter dated 21 December 2011, as further amended and restated by a second supplemental agreement dated 1 August 2012 and as amended and restated by a third supplemental agreement dated 9 July 2014

Genco Shipping & Trading Limited
(as Borrower)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG Filiale Deutschlandgeschäft
Skandinaviska Enskilda Banken AB (publ)
(as Lenders)

- and -

Deutsche Bank Luxembourg S.A.
(as Agent)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG Filiale Deutschlandgeschäft
Skandinaviska Enskilda Banken AB (Publ)
(as Mandated Lead Arrangers)

- and -

BNP Paribas
Credit Agricole Corporate and Investment Bank
DVB Bank SE
Deutsche Bank AG
Skandinaviska Enskilda Banken AB (publ)
(as Swap Providers)

- and –

Deutsche Bank AG Filiale Deutschlandgeschäft
(as Security Agent and Bookrunner)

Contents

		Page

1	Definitions and Interpretation	4
2	The Loan and its Purpose	25
3	Conditions of Utilisation	25
4	Advance	26
5	Repayment	26
6	Prepayment	28
7	Interest	31
8	Indemnities	33
9	Fees	36
10	Security and Application of Moneys	37
11	Representations	40
12	Undertakings and Covenants	42
13	Events of Default	63
14	Assignment and Sub-Participation	66
15	The Agent, the Security Agent and the Lenders	68
16	Set-Off	75
17	Payments	75
18	Notices	76
19	Partial Invalidity	78
20	Remedies and Waivers	78
21	Miscellaneous	78
22	Law and Jurisdiction	79
Schedule 1	: The Lenders and the Commitments	81
	The Lenders The Commitments	81
Schedule 2	: Conditions Precedent and Subsequent	83
	Part I: Conditions precedent to a Drawdown Notice	83
Schedule 3	: Calculation of Mandatory Cost	89
Schedule 4	: Form of Drawdown Notice	91

Schedule 5	: Form of Transfer Certificate	92
Schedule 6	: Form of Compliance Certificate	95

Loan Agreement

Dated 20 August 2010 as supplemented by a side letter dated 24 August 2010 as further supplemented by a letter dated 21 December 2011 as amended and restated by a second supplemental agreement dated 1 August 2012 and as amended and restated by a third supplemental agreement dated 9 July 2014 between:

(1)	Genco Shipping & Trading Limited, a corporation incorporated under the laws of the Marshall Islands whose principal place of business is at 299 Park Avenue, 12th Floor, New York, New York 10171 (the "Borrower"); and

(2)	the banks listed in Schedule 1 (The Lenders and the Commitments), each acting through its office at the address indicated against its name in Schedule 1 (The Lenders and the Commitments) (together, the "Lenders" and each a "Lender");

(3)	Deutsche Bank Luxembourg S.A., acting as agent through its office at 2, Bvd Konrad Adenauer, L-1115 Luxembourg (in that capacity the "Agent");

(4)	Deutsche Bank AG Filiale Deutschlandgeschäft, Frankfurt am Main, Germany acting as mandated lead arranger through its office at Adolphsplatz 7, 20457 Hamburg, Germany, BNP Paribas acting as mandated lead arranger through its office at 16 rue du Hanovre, 75002 Paris, France, Credit Agricole Corporate and Investment Bank acting as mandated lead arranger through its office at 9, quai du President Paul Doumer, 92920 Paris la Defense, France, DVB Bank SE, acting as mandated lead arranger through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Germany, and Skandinaviska Enskilda Banken AB (publ) acting as mandated lead arranger through its office at Kungsträdgårdsgatan 8, 106 40 Stockholm, Sweden (in that capacity the "Mandated Lead Arrangers");

(5)	Deutsche Bank AG acting as swap provider through its office at Theodor-Heuss-Alle 70, 60486 Frankfurt am Main, Germany, BNP Paribas acting as swap provider through its office at 10 Harewood Road, London NW1 6AA, England, Credit Agricole Corporate and Investment Bank acting as swap provider through its office at 9, quai du President Paul Doumer, 92920 Paris la Defense, France, DVB BANK SE, acting as swap provider through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Germany, and Skandinaviska Enskilda Banken AB (publ) acting as swap provider through its office at Kungsträdgårdsgatan 8, 106 40 Stockholm , Sweden (in that capacity, the "Swap Providers" and each a "Swap Provider"); and

(6)	Deutsche Bank AG Filiale Deutschlandgeschäft, Frankfurt am Main, Germany, acting as security agent and bookrunner through its office at Adolphsplatz 7, 20457 Hamburg, Germany (in these capacities the "Security Agent" and the "Bookrunner").

Whereas:

(A)	Each Collateral Owner is a Wholly-Owned Subsidiary of the Borrower and has purchased or agreed to purchase the relevant Vessel from the relevant Seller on the terms of the relevant MOA and has registered or intends to register that Vessel under the relevant flag specified below in the definition of "Vessels".

(B)	Each of the Lenders has agreed to provide post-delivery finance and to advance to the Borrower its Commitment (aggregating, with all the other Commitments, up to $253,000,000) on the terms and conditions set out in this Agreement which the Borrower will use to subscribe for shares in each Collateral Owner thereby providing funding to the Collateral Owners to assist the Collateral Owners to finance or refinance (as the case may be) part of the aggregate Purchase Price of the Vessels.

It Is Agreed as follows:

1	Definitions and Interpretation

1.1	In this Agreement:

"Account Holder" means Deutsche Bank Trust Company Americas or any other bank or financial institution which at any time, with the Agent's prior written consent, holds the Accounts.

"Accounts" means the Earnings Accounts and the Master Account.

"Account Pledges" means each account pledge referred to in Clause 10.1.4 (Security Documents).

"Additional Facility" means a credit agreement, note purchase agreement, indenture, promissory note, letter agreement or similar agreement for borrowed money with other lenders or creditors of the Borrower (other than trade creditors) entered into by the Borrower; provided, however, that an Additional Facility shall not include an Amended Facility or any letters of credit, guarantees or similar debt instruments which collateralise the Borrower's obligations for the release from arrest of Vessel H and for letters of credit in respect of rent obligations under real property leases.

"Administration" has the meaning given to it in paragraph 1.1.3 of the ISM Code.

"Amended Facility" means an amendment, modification, supplement or side letter entered into by the Borrower to a credit agreement, note purchase agreement, indenture, promissory note, letter agreement or similar agreement for borrowed money, in each case, which is in existence on the Effective Date, with other lenders or creditors of the Borrower (other than trade creditors).

"Annex VI" means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as modified in 1978 and 1997).

"Approved Broker" means Clarksons, R.S. Platou Shipbrokers AS, Fearnleys AS, Simpson Spence & Young and Maersk Broker K.S. or any other experienced sale and purchase shipbroker mutually agreed upon by the Borrower and the Security Agent from time to time.

"Approved Classification Society" means any of American Bureau of Shipping, Nippon Kaiji Kyokai, Germanischer Lloyd, Lloyd's Register of Shipping, Bureau Veritas and Den Norske Veritas or such other classification society as may be acceptable to the Security Agent.

"Assignments" means the deeds of assignment referred to in Clause 10.1.2 (Security Documents).

"Availability Termination Date" means 31 May 2011 or such later date, as the Lenders may in their discretion agree.

"Available Cash" means, for any period, Consolidated Net Income for such period plus Consolidated Interest Expense for such period plus, without duplication, the amortization of deferred finance charges and restricted stock expenses and Non-Cash Charges for such period and the amount of all depreciation and amortization deducted in determining Consolidated Net Income for such period.

"Average Consolidated Net Indebtedness" means, on any date of determination, the average of the Consolidated Net Indebtedness on the last Business Day of each calendar month during the most recently ended Test Period and on such date of determination, provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Break Costs" means all sums payable by the Borrower from time to time under Clause 8.3 (Break Costs).

"Builder" means Yangzhou Dayang Shipbuilding Co., Ltd, a corporation organised and existing under the laws of the People's Republic of China with registered office at Wantou Town, Yangzhou City, Jiangsu Province, 225006, the Peoples' Republic of China.

"Building Contract" means the contract on the terms and subject to the conditions of which the Builder has agreed to construct Vessel M for, and deliver Vessel M to, Turner Shipping Inc.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in New York, London, Hamburg, Luxembourg, Frankfurt Stockholm, Piraeus and Paris.

"Capitalized Lease Obligations" of any Person means all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

"Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States of America rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

"Change of Control" means (a) the Borrower shall at any time and for any reason fail to own, directly or indirectly, 100% of the capital stock or other equity interests of each Collateral Owner, (b) the sale, lease or transfer of all or substantially all of the Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act of the United States of America), (c) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than one or more of the Permitted Holders, shall at any time become the owner, directly or indirectly, beneficially or of record, of shares representing more than 30% of the outstanding voting or economic equity interests of the Borrower, (d) except for the appointment of directors of the Borrower on or around the Effective Date, the replacement of a majority of the directors on the board of directors of the Borrower over a two-year period from the directors who constituted the board of directors of the Borrower at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the board of directors of the Borrower then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved, or  (e) a "change of control" or similar event of the Borrower shall occur as provided in the documentation governing any outstanding Financial Indebtedness of the Borrower or any of its Subsidiaries other than Baltic Trading Limited and its Subsidiaries.

"Chapter 11 Proceedings" means the bankruptcy cases commenced by the Borrower and fifty-seven (57) of its Subsidiaries (including the Collateral Owners) on 21 April 2014 in the United States Bankruptcy Court for the Southern District of New York, jointly administered as Chapter 11 case no. 14-11108-shl.

"Collateral Owners" means Genco Lorraine Limited, Genco Pyrenees Limited, Genco Loire Limited, Genco Bourgogne Limited, Genco Picardy Limited, Genco Aquitaine Limited, Genco Normandy Limited, Genco Auvergne Limited, Genco Provence Limited, Genco Ardennes Limited, Genco Brittany Limited, Genco Languedoc Limited and Genco Rhone Limited each a company incorporated under the laws of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands MH96960 and the owner of any Replacement Vessel and "Collateral Owner" means any one of them.

"Commercial Managers" means Genco Ship Management LLC, Genco Management (USA) LLC of 299 Park Avenue, 12th Floor, New York, NY 10171, United States of America, or any Subsidiary of the Borrower as the Agent may reasonably approve, or such other commercial managers of the Vessels nominated by the Borrower as the Agent may reasonably approve.

"Commitment" means, in relation to a Lender, the amount of the Loan which that Lender agrees to advance to the Borrower as its several liability as indicated against the name of that Lender in Schedule 1 (: The Lenders and the Commitments) and/or, where the context permits, the amount of the Loan advanced by that Lender and remaining outstanding and "Commitments" means more than one of them.

"Compliance Certificate" means a certificate substantially in the form set out in Schedule 6 (: Form of Compliance Certificate).

"Consolidated EBIT" means, for any period, the Consolidated Net Income for such period, before interest expense and provision for taxes based on income and without giving effect to any extraordinary gains or losses including any impairment of goodwill which was created by the Plan of Reorganisation (as defined in the Third Supplemental Agreement) and the transactions contemplated thereby or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

"Consolidated EBITDA" means, for any period, Consolidated EBIT, adjusted by adding thereto the amount of (i) all amortization of intangibles and depreciation, (ii) non-cash management incentive compensation, (iii) the amortization of fees and expenses paid in connection with a Transaction, and (iv) any Non-Cash Charges in each case that were deducted in arriving at Consolidated EBITDA for such period and (v) cash restructuring charges in connection with the Cases and the Plan of Reorganisations (as each such term is defined in the Third Supplemental Agreement), provided that such cash restructuring charges have been incurred during the period from the start of the Chapter 11 Proceedings and the date falling 6 months after the date of the Confirmation Order (as such term is defined in the Third Supplemental Agreement), provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Consolidated Indebtedness" means, as at any date of determination, the aggregate stated balance sheet amount of all Financial Indebtedness (including in any event the then outstanding principal amount of the Loan, all Capitalized Lease Obligations and all letters of credit outstanding but excluding Financial Indebtedness of a type described in clause (vii) of the definition thereof) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP, provided that:

(i)	Financial Indebtedness outstanding pursuant to trade payables and accrued expenses incurred in the ordinary course of business;

(ii)	guarantees of operating leases assigned to any of the Borrower or any Wholly-Owned Subsidiary of the Borrower to the extent such lease is not prohibited hereunder and such obligation does not exceed that which would otherwise be attributed to such Person under such operating lease; and

(iii)	any letters of credit, guarantees or any similar debt instruments which collateralise the Borrower's obligations for the release from arrest of Vessel H and for letters of credit in respect of rent obligations under real property leases, shall be excluded in determining Consolidated Indebtedness,

and provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Consolidated Interest Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period, provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Consolidated Interest Expense" means, for any period, (i) the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period, minus (ii) cash interest income of the Borrower and its Subsidiaries for such period and the amortization of any deferred financing costs and Non-Cash Charges incurred in connection with the Transaction to the extent otherwise included in the calculations thereof, provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Consolidated Net Income" means, for any period, the consolidated net after tax income of the Borrower and its Subsidiaries for such period determined in accordance with GAAP; provided that solely for any calculation of the "Consolidated EBIT", the "Consolidated Net Income" component of "Available Cash" shall not include any gains or losses arising from any Interest Rate Protection Agreement and Other Hedging Agreements, provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"Consolidated Net Indebtedness" means, as at any date of determination, the remainder of (i) the Consolidated Indebtedness on such date minus (ii) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries on such date.

"Consolidated Net Worth" means the Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP (and including for this purpose, the Borrower's investment in Baltic Trading Limited), provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited and without deduction for any impairment of goodwill which was created by the Plan of Reorganisation (as defined in the Third Supplemental Agreement) and the transactions contemplated thereby.

"Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Financial Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefore, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

"Credit Support Document" means any document described as such in the Master Agreement and, where the context permits, any other document referred to in any Credit Support Document which has the effect of creating an Encumbrance in favour of any of the Finance Parties.

"Credit Support Provider" means any person (other than the Borrower) described as such in the Master Agreement.

"Currency of Account" means, in relation to any payment to be made to a Finance Party under a Finance Document, the currency in which that payment is required to be made by the terms of that Finance Document.

"Default" means an Event of Default or any event or circumstance specified in Clause 13.1 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Delivery Date" means the date of actual delivery of a Vessel to the relevant Collateral Owner by the relevant Seller under the relevant MOA.

"Deposit Account Control Agreements" means the deposit account control agreements referred to in Clause 10.1.6 (Security Documents).

"Dividend", with respect to any Person, means that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or made any other distribution, payment or delivery of property (other than common stock or the right to purchase any of such stock of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or partnership or membership interests outstanding on or after the date of this Agreement (or any options or warrants issued by such Person with respect to its capital stock or other equity interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries (other than Baltic Trading Limited and its Subsidiaries) to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of, or equity interests in, such Person outstanding on or after the date of this Agreement (or any options or warrants issued by such Person with respect to its capital stock or other equity interests). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all dividend payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

"DOC" means, in relation to the ISM Company, a valid Document of Compliance issued for the ISM Company by the Administration under paragraph 13.2 of the ISM Code.

"Dollars" and "$" each means available and freely transferable and convertible funds in lawful currency of the United States of America.

"Drawdown Date" means the date on which the relevant Drawing is advanced under Clause 4 (Advance).

"Drawdown Notice" means a notice substantially in the form set out in Schedule 4 (: Form of Drawdown Notice).

"Drawing" means any part of a Tranche advanced or to be advanced pursuant to a Drawdown Notice and "Drawings" means more than one of them.

"Earnings" means all hires, freights, pool income and other sums payable to or for the account of a Collateral Owner in respect of a Vessel including (without limitation) all remuneration for salvage and towage services, demurrage and detention moneys, contributions in general average, compensation in respect of any requisition for hire, and damages and other payments (whether awarded by any court or arbitral tribunal or by agreement or otherwise) for breach, termination or variation of any contract for the operation, employment or use of a Vessel.

"Earnings Accounts" means each bank account opened or to be opened in the name of the relevant Collateral Owner with the Account Holder and designated "[relevant Vessel's name] - Earnings Account" (and each, an "Earnings Account").

"Effective Date" has the meaning given to it in the Third Supplemental Agreement.

"Encumbrance" means a mortgage, charge, assignment, pledge, lien, or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

"Equity Interests" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including and preferred stock, any limited or general partnership interest and any limited liability company membership interests.

"Event of Default" means any of the events or circumstances set out in Clause 13.1 (Events of Default).

"Facility Period" means the period beginning on the date of this Agreement and ending on the date when the whole of the Indebtedness has been paid in full and the Security Parties have ceased to be under any further actual or contingent liability to the Finance Parties under or in connection with the Finance Documents.

"Fair Market Value" means the market value of a Vessel to be conclusively determined by the arithmetic average of the valuations provided by two Approved Brokers appointed by the Borrower at the Borrower's cost (on the basis of a charter-free sale for prompt delivery for cash at arm's length on normal commercial terms as between a willing seller and a willing buyer).

"Fee Letter" means any letter or letters dated on or about the date of this Agreement between the Agent, the Security Agent, the Lenders and the Borrower setting out any of the fees referred to in Clause 9 (Fees).

"Final Maturity Date" means 31 August 2019.

"Finance Documents" means this Agreement, the Master Agreement, the Security Documents, any Fee Letter and any other document designated as such by the Agent and the Borrower and "Finance Document" means any one of them.

"Finance Parties" means the Agent, the Mandated Lead Arrangers, the Security Agent, the Bookrunner, the Swap Providers and the Lenders and "Finance Party" means any one of them.

"Financial Indebtedness" means, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money and debit balances at banks and other financial institutions or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Financial Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Encumbrance on any property owned by such Person, whether or not such Financial Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement, provided that Financial Indebtedness shall in any event not include trade payables and expenses accrued in the ordinary course of business.

"GAAP" means generally accepted accounting principles in the United States of America.

"Genco Facilities" means the Metrostar Loan Agreement and this Agreement.

"Guarantees" means the guarantees and indemnities referred to in Clause 10.1.3 (Security Documents).

"Guarantors" means each Collateral Owner and/or (where the context permits) any other person who shall at any time during the Facility Period give to the Lenders or to the Security Agent a guarantee and/or indemnity or similar instrument or security for the repayment of all or part of the Indebtedness and "Guarantor" means any one of them.

"IAPPC" means a valid international air pollution prevention certificate for a Vessel issued under Annex VI.

"Indebtedness" means the aggregate from time to time of: the amount of the Loan outstanding; all accrued and unpaid interest on the Loan; and all other sums of any nature (together with all accrued and unpaid interest on any of those sums) payable to any of the Finance Parties under all or any of the Finance Documents.

"Insolvency Law" means the law relating to any proceeding of the type referred to in Clause 13.1.6 (Insolvency proceedings) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

"Insurances" means all policies and contracts of insurance (including all entries in protection and indemnity or war risks associations) which are from time to time taken out or entered into in respect of or in connection with a Vessel or her increased value or her Earnings and (where the context permits) all benefits under such contracts and policies, including all claims of any nature and returns of premium.

"Interest Payment Date" means each date for the payment of interest in accordance with Clause 7.8 (Accrual and payment of interest).

"Interest Period" means each period for the determination and payment of interest selected by the Borrower or agreed or selected by the Agent pursuant to Clause 7 (Interest).

"Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

"Interpolated Screen Rate" means, in relation to LIBOR, the rate which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period,

each as at 11.00 a.m. (London time) on the Quotation Day.

"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention.

"ISM Company" means, at any given time, the company responsible for a Vessel's compliance with the ISM Code under paragraph 1.1.2 of the ISM Code.

"ISPS Code" means the International Ship and Port Facility Security Code.

"ISPS Company" means, at any given time, the company responsible for a Vessel's compliance with the ISPS Code.

"ISSC" means a valid international ship security certificate for a Vessel issued under the ISPS Code.

"Jinhui" means Jinhui Shipping and Transportation Limited a company limited by shares formed under the laws of Bermuda and whose capital stock is listed on the Oslo Stock Exchange.

"Leverage Ratio" means, at any date of determination, the ratio of Average Consolidated Net Indebtedness on such date of determination to Consolidated EBITDA for the most recently ended Test Period, .

"LIBOR" means:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for the Interest Period) the Interpolated Screen Rate;

(c)	(if no Screen Rate is available for any Interest Period) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Reference Banks (or by two of them if one is unable to quote) to leading banks in the London interbank market, at 11.00 a.m. (London time) two (2) Business Days before the first day of the relevant Interest Period for the offering of deposits in Dollars in an amount comparable to the Loan (or any relevant part of the Loan) and for a period comparable to the relevant Interest Period and, if any such rate is below zero, LIBOR will be deemed to be zero.

"Loan" means the aggregate amount advanced or to be advanced by the Lenders to the Borrower under Clause 4 (Advance) or, where the context permits, the amount advanced and for the time being outstanding.

"Majority Lenders" means a Lender or Lenders whose Commitments aggregate equal to or more than sixty six point seven per cent (66.7%) of the aggregate of all the Commitments.

"Management Agreements" means the agreements for the commercial and/or technical management of the Vessels between the Collateral Owners respectively and the relevant Manager and "Management Agreement" means any one of them.

"Managers" means the Commercial Managers and the Technical Managers.

"Mandatory Cost" means the percentage rate per annum calculated by the Agent in accordance with Schedule 3 (Calculation of Mandatory Cost).

"Margin" means three point five per cent (3.5%) per annum.

"Master Account" means the bank account opened or to be opened in the joint names of the Collateral Owners with the Account Holder and designated [Master Account].

"Master Agreement" means any ISDA Master Agreement (or any other form of master agreement relating to interest or currency exchange transactions) entered into between a Swap Provider and the Borrower during the Facility Period, including each Schedule to any Master Agreement and each Confirmation exchanged pursuant to any Master Agreement.

"Master Agreement Benefits" means all benefits whatsoever of the Borrower under or in connection with the Master Agreement including, without limitation, all moneys payable to the Borrower under the Master Agreement and all claims for damages in respect of any breach by any Swap Provider of the Master Agreement.

"Master Agreement Charge" means the deed of charge referred to in Clause 10.1.7 (Security Documents).

"Master Agreement Transaction" means a transaction entered into between a Swap Provider and the Borrower governed by the Master Agreement.

"Master Sale Agreement" means the agreement dated 24 June 2010 made between Bourbon SA, the Borrower and the Sellers in respect of the sale of, inter alia, the Vessels to the Borrower of the Collateral Owners as its nominees.

"Maximum Loan Amount" means the aggregate of the Maximum Sums.

"Maximum Sum" means the following amounts (subject to any adjustment in accordance with Clause 3.4 (Adjustment of Maximum Sum)) in relation to each Vessel:

Vessel	Amount
Vessel A	$20,000,000
Vessel B	$21,500,000
Vessel C	$20,000,000
Vessel D	$21,500,000
Vessel E	$15,000,000
Vessel F	$20,000,000
Vessel G	$16,500,000
Vessel H	$20,000,000
Vessel I	$14,000,000
Vessel J	$20,000,000
Vessel K	$21,500,000
Vessel L	$21,500,000
Vessel M	$21,500,000

"Metrostar Loan Agreement" means the loan agreement (as amended, supplemented or novated from time to time) dated 12 August 2010 and entered into between the Borrower, the banks and financial institutions listed in schedule 1 thereto as lenders, the companies listed in schedule 2 thereto as guarantors and Crédit Agricole Corporate and Investment Bank as agent and security trustee.

"Minimum Consolidated Net Worth" means seventy five per cent (75%) of the Post-Reorganization Equity Value of the Borrower plus fifty per cent (50%) of the net proceeds received as a result of any new Equity Interests issued by the Borrower after the Effective Date, provided that for all purposes of this definition, Baltic Trading Limited and its Subsidiaries shall be excluded as long as the Borrower does not own more than 50% of the economic interests in Baltic Trading Limited.

"MOA" means a memorandum of agreement made between the relevant Seller and the Borrower (or the relevant Collateral Owner as nominee) dated 24 June 2010 and the Master Sale Agreement on the terms and subject to the conditions of which the relevant Seller will sell the relevant Vessel to the relevant Collateral Owner for the purchase price specified in the definition of "Vessels" below and "MOAs" means more than one of them.

"Moody's" means Moody's Investors Service, Inc. and its successors.

"Mortgagee's Insurances" means all policies and contracts of mortgagees interest insurance, mortgagees interest insurance additional perils (pollution) insurance and any other insurance from time to time taken out by the Security Agent in relation to a Vessel.

"Mortgages" means the preferred mortgages referred to in Clause 10.1.1 (Security Documents) and "Mortgage" means any one of them.

"Net Worth" means, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with GAAP, constitutes stockholders' equity, but excluding any treasury stock.

"Non-Cash Charges" means the unamortized charges incurred by the Borrower associated with all Genco Facilities that are charged to expense due to the refinancing of the Genco Facilities and any non-cash loss related to the Borrower's minority investment in Jinhui.

"Obligatory Insurances" means the insurances and entries referred to in Clause 12.4.1 and, where applicable, those referred to in Clauses 12.4.2, 12.4.5 and/or 12.5.16.

"Original Financial Statements" means the audited consolidated financial statements of the Borrower for the financial year ended 31 December 2009.

"Other Hedging Agreement" means any foreign exchange contracts, currency swap agreements (including the Master Agreement), commodity agreements, forward freight agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

"Permitted Encumbrance" means:

(a)	Encumbrances created by the Security Documents;

(b)	liens for unpaid master's and crew's wages incurred in accordance with usual maritime practice;

(c)	liens for salvage;

(d)	liens arising by operation of law for not more than two (2) months' prepaid hire under any charter in relation to a Vessel not prohibited by this Agreement;

(e)	liens for master's disbursements incurred in the ordinary course of trading and any other lien arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of a Vessel, provided such liens do not secure amounts more than thirty (30) days overdue (unless the overdue amount is being contested by the Borrower or relevant Collateral Owner in good faith by appropriate steps) and subject, in the case of liens for repair or maintenance, to Clause 12.5.25;

(f)	any Encumbrance created in favour of a plaintiff or defendant in any proceedings or arbitration as security for costs and expenses where the Borrower or relevant Collateral Owner is actively prosecuting or defending such proceedings or arbitration in good faith; and

(g)	Encumbrances arising by operation of law in respect of taxes which are not overdue for payment or in respect of taxes being contested in good faith by appropriate steps and in respect of which appropriate reserves have been made, up to, in case of each of the Vessels, one million Dollars ($1,000,000), and with the aggregate amount in respect of all Vessels at any time not exceeding seven million five hundred thousand Dollars ($7,500,000) excluding amounts secured by the Security Documents.

"Permitted Holders" means Peter Georgiopoulos (including his immediate family members and trusts for his benefit and/or for the benefit of his immediate family members), any corporation or other entity directly or indirectly controlled by Peter Georgiopoulos and any other Persons approved by the Lenders.

"Person" means any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

"Pledgor" means the Borrower.

"Post-Delivery Warranties" means all warranties and guarantees relating to Vessel M granted by the Builder to Turner Shipping Inc. pursuant to the Building Contract and assigned by Turner Shipping Inc. to the relevant Collateral Owner pursuant to a deed of assignment to be entered into pursuant to the relevant MOA together with all rights to (i) require, enforce and compel performance of such warranties and guarantees by the Builder, (ii) exercise all claims, rights and remedies under, in connection with or arising under any such warranties and guarantees and (iii) give and receive notices, reports, requests and consents, make demand and take all other action in connection with, arising from or in relation to such warranties and guarantees.

"Post-Reorganization Equity Value" means the post confirmation equity value of the Borrower as reflected on the Borrower's first financial statements delivered after the Effective Date.

"Proportionate Share" means, at any time, the proportion which a Lender's Commitment (whether or not advanced) then bears to the aggregate Commitments of all the Lenders (whether or not advanced).

"Purchase Price" means, in respect of each Vessel, the purchase price specified in the definition of "Vessels" below to be paid by the relevant Collateral Owner to the relevant Seller for the relevant Vessel under the relevant MOA.

"Quotation Day" means, in relation to any period for which an interest rate is to be determined two Business Days before the first day of that period, unless market practice differs in the London interbank market for Dollars, in which case the Quotation Day for Dollars will be determined by the Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day will be the last of those days).

"Reference Banks" means, in relation to LIBOR, the principal London offices of Deutsche Bank AG, DVB Bank SE, Skandinaviska Enskilda Banken AP (publ) and Crédit Agricole Corporate and Investment Bank, or such other banks as may be appointed by the Agent in consultation with the Borrower.

"Relevant Documents" means the Finance Documents, the MOAs, the Time Charters, the Management Agreements, the Managers' confirmation specified in Part I of Schedule 2 : Conditions Precedent and Subsequent), the Account Holder's confirmation specified in Part I of Schedule 2 (: Conditions Precedent and Subsequent) and any other time charter entered into in connection with the Vessels.

"Repayment Date" means the date for payment of any Repayment Instalment in accordance with Clause 5.1 (Repayment of Tranches).

"Repayment Instalment" means any instalment of the Loan to be repaid by the Borrower under Clause 5.1 (Repayment of Tranches).

"Replacement Vessel" means, a vessel which replaces a Vessel that becomes a Total Loss and:

(i)	is a supramax bulker (a) of at least the same value as the Vessel to be replaced, (b) of the same age or younger than the Vessel to be replaced and (c) with specifications substantially identical to the Vessel to be replaced, acceptable to the Lenders;

(ii)	is registered or to be registered on a flag acceptable to the Lenders; and

(iii)	has a class acceptable to the Lenders with a classification society acceptable to the Lenders.

"Requisition Compensation" means all compensation or other money which may from time to time be payable to a Collateral Owner as a result of a Vessel being requisitioned for title or in any other way compulsorily acquired (other than by way of requisition for hire).

"Restricted" means, when referring to cash or Cash Equivalents of the Borrower or any of its Subsidiaries (other than Baltic Trading Limited and its Subsidiaries), that such cash or Cash Equivalents (i) appears (or would be required to appear) as "restricted" on a consolidated balance sheet of the Borrower or of any such Subsidiary (unless such appearance is related to the Finance Documents or Encumbrances created thereunder), (ii) are subject to any Encumbrance in favour of any Person other than the Security Agent for the benefit of the Finance Parties or (iii) are not otherwise generally available for use by the Borrower or such Subsidiary.

"Screen Rate" means, in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page such other information service which publishes that rate from time to time in place of Reuters.  If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower and the Lenders.

"Second Supplemental Agreement" means the second supplemental agreement to this Agreement dated 1 August 2012  made between the Borrower, the Lenders, the Agent, the Mandated Lead Arrangers, the Swap Providers, the Security Agent, the Bookrunner and the Collateral Owners.

"Security Documents" means the Mortgages, the Assignments, the Guarantees, the Account Pledges, the Share Pledges, the Deposit Account Control Agreement, the Master Agreement Charge, any other Credit Support Documents or (where the context permits) any one or more of them and any other agreement or document which may at any time be executed by any person as security for the payment of all or any part of the Indebtedness and "Security Document" means any one of them.

"Security Parties" means the Borrower, the Collateral Owners, the Guarantors, the Pledgor, any other Credit Support Provider and any other person who may at any time during the Facility Period be liable for, or provide security for, all or any part of the Indebtedness, and "Security Party" means any one of them.

"Sellers" means the persons specified as such in the definition of "Vessels" below and "Seller" means any one of them.

"Share Pledges" means the pledges of shares referred to in Clause 10.1.5 (Security Documents).

"Shareholder Rights Agreement" means a shareholders right agreement substantially similar to that shareholders right agreement entered into as of 11 April

2007 and made between the Borrower and Mellon Investor Services LLC, a New Jersey limited liability company as rights agent.

"SMC" means a valid safety management certificate issued for a Vessel by or on behalf of the Administration under paragraph 13.7 of the ISM Code.

"SMS" means a safety management system for a Vessel developed and implemented in accordance with the ISM Code.

"Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Technical Managers" means V.Ships Monaco SAM of 24 avenue de Fontvieille, 98000 Monaco, Wallem Shipmanagement Limited of 12/F Warwick House East, Taikoo Place, 979 King's Road, Quarry Bay, Hong Kong, Thome Shipmanagement Pte Ltd. of 16 Raffles Quay, #43-01 Hong Leong Building, Singapore, 048581, Anglo Eastern Group, or such other technical managers of the Vessels nominated by the Borrower as the Agent may reasonably approve.

"Test Period" means each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period, provided that if the Consummation Date falls after 30 June 2014, then for the period ending on 30 June 2015, such test period shall mean the period commencing on the Effective Date and ending on 30 June 2015.

"Third Supplemental Agreement" means the third supplemental agreement to this Agreement dated _________________ 2014 made between the Borrower, the Lenders, the Agent, the Mandated Lead Arrangers, the Swap Providers, the Security Agent, the Bookrunner and the Collateral Owner.

"Threshold Amount" means one million Dollars ($1,000,000) or its equivalent in any other currency.

"Time Charters" means the time charters listed in Schedule 4 (: Form of Drawdown Notice) of the Master Sale Agreement, on the terms and subject to the conditions of which the relevant Collateral Owners will time charter the relevant Vessels to the relevant time charterer and "Time Charter" means any one of them.

"Total Loss" means:

(a)	an actual, constructive, arranged, agreed or compromised total loss of a Vessel; or

(b)	the requisition for title or compulsory acquisition of a Vessel by any government or other competent authority (other than by way of requisition for hire); or

(c)	the capture, seizure, arrest, detention (including hijacking or theft) or confiscation of a Vessel by any government or by persons acting or purporting to act on behalf of any government, unless that Vessel is released and returned to the possession of the relevant Collateral Owner within one month after the capture, seizure, arrest, detention (including hijacking or theft) or confiscation in question.

"Tranche A" means that part of the Loan to be advanced in one Drawing to the Borrower to refinance the Purchase Price of Vessel A but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel A in connection with the purchase of Vessel A or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche B" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel B or, if the relevant Collateral Owner has already purchased Vessel B from the relevant Seller, to refinance the Purchase Price of Vessel B, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel B in connection with the purchase of Vessel B or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche C" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel C or, if the relevant Collateral Owner has already purchased Vessel C from the relevant Seller, to refinance the Purchase Price of Vessel C, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel C in connection with the purchase of Vessel C or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche D" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel D or, if the relevant Collateral Owner has already purchased Vessel D from the relevant Seller, to refinance the Purchase Price of Vessel D, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel D in connection with the purchase of Vessel D or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche E" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel E or, if the relevant Collateral Owner has already purchased Vessel E from the relevant Seller, to refinance the Purchase Price of Vessel E, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel E in connection with the purchase of Vessel E or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche F" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel F or, if the relevant Collateral Owner has already purchased Vessel F from the relevant Seller, to refinance the Purchase Price of Vessel F, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel F in connection with the purchase of Vessel F or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche G" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel G or, if the relevant Collateral Owner has already purchased Vessel G from the relevant Seller, to refinance the Purchase Price of Vessel G, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel G in connection with the purchase of Vessel G or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche H" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel H or, if the relevant Collateral Owner has already purchased Vessel H from the relevant Seller, to refinance the Purchase Price of Vessel H, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel H in connection with the purchase of Vessel H or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche I" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel I or, if the relevant Collateral Owner has already purchased Vessel I from the relevant Seller, to refinance the Purchase Price of Vessel I, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel I in connection with the purchase of Vessel I or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche J" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel J or, if the relevant Collateral Owner has already purchased Vessel J from the relevant Seller, to refinance the Purchase Price of Vessel J, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel J in connection with the purchase of Vessel J or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche K" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel K or, if the relevant Collateral Owner has already purchased Vessel K from the relevant Seller, to refinance the Purchase Price of Vessel K, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel K in connection with the purchase of Vessel K or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche L" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel L or, if the relevant Collateral Owner has already purchased Vessel L from the relevant Seller, to refinance the Purchase Price of Vessel L, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel L in connection with the purchase of Vessel L or, where the context permits, the amount advanced and for the time being outstanding.

"Tranche M" means that part of the Loan to be advanced in one Drawing to the Borrower either concurrently with the Delivery Date of Vessel M or, if the relevant Collateral Owner has already purchased Vessel M from the relevant Seller, to refinance the Purchase Price of Vessel M, but in any event no later than the Availability Termination Date which shall not exceed the Maximum Sum for Vessel M in connection with the purchase of Vessel M or, where the context permits, the amount advanced and for the time being outstanding.

"Tranches" means Tranche A, Tranche B, Tranche C, Tranche D, Tranche E, Tranche F, Tranche G, Tranche H, Tranche I, Tranche J, Tranche K, Tranche L, and Tranche M and "Tranche" means any one of them.

"Transaction" means, collectively, (i) the entering into of the Finance Documents and the incurrence of the Loan hereunder and performance of obligations hereunder and thereunder, (ii) the incurrence of any Financial Indebtedness of the Borrower permitted pursuant to the terms of this Agreement, (iii) the payment of all fees and expenses in connection with the foregoing, including, without limitation, in connection with any supplements, amendments, waivers and consent, and (iv) the transactions contemplated thereby.

"Transfer Certificate" means a certificate substantially in the form set out in Schedule 5 (: Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower.

"Transfer Date" means, in relation to any Transfer Certificate, the later of:

(a)	the proposed Transfer Date specified in the Transfer Certificate; and

(b)	the date on which the Agent executes the Transfer Certificate.

"Trust Property" means:

(a)	all benefits derived by the Security Agent from Clause 10 (Security and Application of Moneys); and

(b)	all benefits arising under (including, without limitation, all proceeds of the enforcement of) each of the Security Documents,

with the exception of any benefits arising solely for the benefit of the Security Agent.

"Unrestricted" means, when referring to cash or Cash Equivalents of the Borrower or any of its Subsidiaries (other than Baltic Trading Limited and its Subsidiaries), that such cash or Cash Equivalents are not Restricted.

"Vessels" means the following vessels, and everything now or in the future belonging to them on board and ashore, registered under the respective flags set out below while in the ownership of the respective Sellers and sold or intended to be sold to the respective Collateral Owners set out below on the terms of the MOAs and, following their delivery to the Collateral Owners, registered or intended to be registered under the flag of the Marshall Islands and any Replacement Vessel and "Vessel" means any one of them:

Vessel	Name of Vessel	Flag	Seller	Collateral Owner	Purchase Price
Vessel A	"NANTOR" (t.b.r. "GENCO LORRAINE")	Malta	H.S.O. Sasu	Genco Lorraine Limited	$32,400,000
Vessel B	"PEARLOR" (t.b.r. "GENCO PYRENEES")	Malta	Pearlor Sasu	Genco Pyrenees Limited	$35,700,000
Vessel C	"FRUCTIDOR" (t.b.r. "GENCO LOIRE")	Malta	Fructidor Sasu	Genco Loire Limited	$32,400,000
Vessel D	"SEFOR" (t.b.r. "GENCO BOURGOGNE")	Malta	Sefor Sasu	Genco Bourgogne Limited	$35,700,000
Vessel E	"DALIOR" (t.b.r. "GENCO PICARDY")	Luxembourg	Sinvrac Sasu	Genco Picardy Limited	$29,600,000
Vessel F	"MAJOR" (t.b.r. "GENCO AQUITAINE")	Malta	F.B.O. Sasu	Genco Aquitaine Limited	$35,700,000
Vessel G	"THERMIDOR" (t.b.r. "GENCO NORMANDY")	Luxembourg	Thermidor Sasu	Genco Normandy Limited	$30,000,000
Vessel H	"MOLITOR" (t.b.r. "GENCO AUVERGNE")	Malta	Molitor Sasu	Genco Auvergne Limited	$35,700,000
Vessel I	"MESSIDOR" (t.b.r. "GENCO PROVENCE")	Luxembourg	Avracs Sasu	Genco Provence Limited	$29,500,000
Vessel J	"TABOR" (t.b.r. "GENCO ARDENNES")	Malta	F.B.O. Sasu	Genco Ardennes Limited	$35,700,000
Vessel K	"MATADOR" (t.b.r. "GENCO BRITTANY")	Malta	Matador Sasu	Genco Brittany Limited	$35,700,000
Vessel L	"TENOR" (t.b.r. "GENCO LANGUEDOC")	Malta	Tenor Sasu	Genco Languedoc Limited	$35,700,000
Vessel M	"SUNOR" (t.b.r. "GENCO RHONE")	Not applicable	Setaf SAS	Genco Rhone Limited	$35,700,000

"Waiver Period" means the period between the Effective Date and 31 March 2015 (inclusive).

"Wholly-Owned Subsidiary" means, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

1.2	In this Agreement:

1.2.1	words denoting the plural number include the singular and vice versa;

1.2.2	words denoting persons include corporations, partnerships, associations of persons (whether incorporated or not) or governmental or quasi-governmental bodies or authorities and vice versa;

1.2.3	references to Recitals, Clauses and Schedules are references to recitals, clauses and schedules to or of this Agreement;

1.2.4	references to this Agreement include the Recitals and the Schedules;

1.2.5	the headings and contents page(s) are for the purpose of reference only, have no legal or other significance, and shall be ignored in the interpretation of this Agreement;

1.2.6	references to any document (including, without limitation, to all or any of the Relevant Documents) are, unless the context otherwise requires, references to that document as amended, supplemented, novated or replaced from time to time;

1.2.7	references to statutes or provisions of statutes are references to those statutes, or those provisions, as from time to time amended, replaced or re-enacted;

1.2.8	references to any Finance Party include its successors, transferees and assignees;

1.2.9	a time of day (unless otherwise specified) is a reference to London time; and

1.2.10	words and expressions defined in the Master Agreement, unless the context otherwise requires, have the same meaning.

1.3	Offer letter

This Agreement supersedes the terms and conditions contained in any correspondence relating to the subject matter of this Agreement exchanged between any Finance Party and the Borrower or their representatives prior to the date of this Agreement.

2	The Loan and its Purpose

2.1	Amount Subject to the terms of this Agreement, the Lenders agree to make available to the Borrower a term loan not exceeding the Maximum Loan Amount.

2.2	Finance Parties' obligations The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other party to the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

2.3	Purpose The Borrower shall apply the Loan for the purposes referred to in Recital (B).

2.4	Monitoring No Finance Party is bound to monitor or verify the application of any amount borrowed under this Agreement.

3	Conditions of Utilisation

3.1	Conditions precedent The Borrower is not entitled to have any Drawing advanced unless the Agent has received (i) all of the documents and other evidence listed in Part I of Schedule 2 (: Conditions Precedent and Subsequent) on or before the date of the relevant Drawdown Notice and (ii) all of the documents and other evidence listed in Part II of Schedule 2 (: Conditions Precedent and Subsequent) on or before the relevant Drawdown Date, save in each case that references in Section 2 of that Part I and that Part II to "the Vessel" or to any person or document relating to a Vessel shall be deemed to relate solely to any Vessel specified in the relevant Drawdown Notice or to any person or document relating to that Vessel respectively.

3.2	Further conditions precedent The Lenders will only be obliged to advance a Drawing if on the date of the Drawdown Notice and on the proposed Drawdown Date:

3.2.1	no Default is continuing or would result from the advance of that Drawing; and

3.2.2	the representations made by the Borrower under Clause 11 (Representations) are true in all material respects.

3.3	Drawing limit The Lenders will only be obliged to advance a Drawing if:

3.3.1	that Drawing will not exceed the Maximum Sum of the relevant Vessel;

3.3.2	that Drawing will not increase the Loan to a sum in excess of the Maximum Loan Amount;

3.3.3	that Drawing will be applied in or towards payment of the purchase price under the relevant MOA to be financed or refinanced (as applicable) by the Lenders under the terms of this Agreement for that Vessel.

3.4	Adjustment of Maximum Sum In the event of any reduction in the Purchase Price of a Vessel, the Agent shall by notice to the Lenders and the Borrower prior to the relevant Drawdown Date adjust the Maximum Sum in relation to that Vessel such that the Maximum Loan Amount shall be fifty seven point five per cent (57.5%) of the aggregate Purchase Price of all Vessels (taking into account, for the avoidance of doubt, any reduction referred to in this Clause 3.4).

3.5	Conditions subsequent The Borrower undertakes to deliver or to cause to be delivered to the Agent on, or within forty five (45) day of (or such other period specifically stated in Part III of Schedule 2 : Conditions Precedent and Subsequent), the relevant Drawdown Date the additional documents and other evidence listed in Part III of Schedule 2 (: Conditions Precedent and Subsequent), save that references in that Part III to "the Vessel" or to any person or document relating to a Vessel shall be deemed to relate solely to any Vessel specified in the relevant Drawdown Notice or to any person or document relating to that Vessel respectively.

3.6	No waiver If the Lenders in their sole discretion agree to advance a Drawing to the Borrower before all of the documents and evidence required by Clause 3.1 (Conditions precedent) have been delivered to or to the order of the Agent, the Borrower undertakes to deliver all outstanding documents and evidence to or to the order of the Agent no later than thirty (30) days after the relevant Drawdown Date or such other date specified by the Agent.

The advance of a Drawing under this Clause 3.6 shall not be taken as a waiver of the Lenders' right to require production of all the documents and evidence required by Clause 3.1 (Conditions precedent).

3.7	Form and content All documents and evidence delivered to the Agent under this Clause 3 shall:

3.7.1	be in form and substance acceptable to the Agent; and

3.7.2	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3.8	Number of Drawings No more than thirteen (13) Drawings (one per Tranche) shall be advanced by the Finance Parties under this Agreement.

4	Advance

4.1	Drawdown Request The Borrower may request a Drawing to be advanced in one amount on any Business Day prior to the Availability Termination Date by delivering to the Agent a duly completed Drawdown Notice not more than ten (10) and not fewer than three (3) Business Days before the proposed Drawdown Date.

4.2	Lenders' participation Subject to Clauses 2 (The Loan and its Purpose) and 3 (Conditions of Utilisation), the Agent shall promptly notify each Lender of the receipt of a Drawdown Notice, following which each Lender shall advance its Proportionate Share of the relevant Drawing to the Borrower through the Agent on the relevant Drawdown Date.

5	Repayment

5.1	Repayment of Tranches The Borrower agrees to repay:

5.1.1	Tranche A to the Agent for the account of the Lenders by consecutive quarterly instalments, each in the sum of three hundred eighty five thousand Dollars ($385,000) and a final instalment of the outstanding amount of Tranche A;

5.1.2	Tranche B to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty four thousand Dollars ($384,000) and a final instalment of the outstanding amount of Tranche B;

5.1.3	Tranche C to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty five thousand Dollars ($385,000) and a final instalment of the outstanding amount of Tranche C;

5.1.4	Tranche D to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty four thousand Dollars ($384,000) and a final instalment of the outstanding amount of Tranche D;

5.1.5	Tranche E to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of four hundred seventeen thousand Dollars ($417,000) and a final instalment of the outstanding amount of Tranche E;

5.1.6	Tranche F to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty five thousand Dollars ($385,000) and a final instalment of the outstanding amount of Tranche F;

5.1.7	Tranche G to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred seventy five thousand Dollars ($375,000) and a final instalment of the outstanding amount of Tranche G;

5.1.8	Tranche H to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty five thousand Dollars ($385,000) and a final instalment of the outstanding amount of Tranche H;

5.1.9	Tranche I to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of four hundred thirty eight thousand Dollars ($438,000) and a final instalment of the outstanding amount of Tranche I;

5.1.10	Tranche J to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty five thousand Dollars ($385,000) and a final instalment of the outstanding amount of Tranche J;

5.1.11	Tranche K to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty four thousand Dollars ($384,000) and a final instalment of the outstanding amount of Tranche K;

5.1.12	Tranche L to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty four thousand Dollars ($384,000) and a final instalment of the outstanding amount of Tranche L; and

5.1.13	Tranche M to the Agent for the account of the Lenders by consecutive quarterly instalments each in the sum of three hundred eighty four thousand Dollars ($384,000) and a final instalment of the outstanding amount of Tranche M, in each case:

(a)	prior to the Effective Date, with the first instalment falling due, in respect of a Tranche drawn down prior to 30 November 2010, on 30 November 2010 and, in respect of a Tranche drawn down on or after 30 November 2010, the earlier of the date which is three calendar months after the Drawdown Date and the last day of November, February, May or August (as the case may be) that follows the relevant Drawdown Date; and

(b)	after the Effective Date, with subsequent instalments falling due on a consolidated basis at consecutive intervals of three calendar months after the Effective Date and with the final instalment falling due on the Final Maturity Date.

5.2	Reduction of Repayment Instalments If the aggregate amount advanced to the Borrower in relation to a Tranche is less than the relevant Maximum Sum, the amount of each Repayment Instalment in respect of that Tranche shall be reduced pro rata to the amount actually advanced.

5.3	Reborrowing The Borrower may not reborrow any part of the Loan which is repaid or prepaid.

5.4	Consolidation of Tranches Notwithstanding that the Loan will be made available to the Borrower in up to thirteen (13) Tranches, the Agent may, at its option after 30 June 2011, after the aligning of the Repayment Dates and the Interest Payment Dates in respect of the Tranches pursuant to, respectively, Clause 5.1 (Repayment of Tranches) and Clauses 7.3 (End of Interest Periods) and 7.4 (Interest Periods to meet Repayment Dates), present to the Borrower from time to time documentation in relation to the administration of the Loan as if the Loan had been made available in five (5) amounts or fewer.

6	Prepayment

6.1	Illegality If it becomes unlawful in any jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain the Loan:

6.1.1	that Lender shall promptly notify the Agent of that event;

6.1.2	upon the Agent notifying the Borrower, the Commitment of that Lender (to the extent not already advanced) will be immediately cancelled; and

6.1.3	the Borrower shall repay that Lender's Commitment (to the extent already advanced) on the last day of the current Interest Period or, if earlier, the date specified by that Lender in the notice delivered to the Agent and notified by the Agent to the Borrower (being no earlier than the last day of any applicable grace period permitted by law) and the remaining Repayment Instalments shall be reduced pro rata.

6.2	Voluntary prepayment of the Loan The Borrower may prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the Loan by a minimum amount of one million Dollars ($1,000,000) or whole integral multiples thereof) subject as follows:

6.2.1	it gives the Agent not less than ten (10) Business Days' (or such shorter period as the Majority Lenders may agree) prior notice;

6.2.2	any prepayment shall be made on the last day of an Interest Period unless otherwise agreed by the Majority Lenders and then always subject to payment by the Borrower of any Break Costs;

6.2.3	no prepayment may be made until after the Availability Termination Date; and

6.2.4	any prepayment under this Clause 6.2 shall satisfy the obligations in respect of the Loan under Clause 5.1 (Repayment of Tranches) and be applied in prepayment of the Repayment Instalments in inverse order of maturity and, if more than one Repayment Instalment is payable at the same maturity date, applied to such Repayment Instalments pro rata

Provided that this Clause 6.2 (except Clause 6.2.2) shall not apply to the prepayment of the Loan referred to in clause 2.1.4 (Conditions) of the Second Supplemental Agreement, which prepayment shall be applied in accordance with clause 4.2 of the Second Supplemental Agreement (Amendments to Original Loan Agreement).

6.3	Mandatory prepayment on sale or Total Loss If a Vessel is sold by a Collateral Owner or becomes a Total Loss, the Borrower shall, simultaneously with any such sale or, subject to Clause 6.4 (Replacement of Vessels) within one hundred and twenty (120) days after any such Total Loss, make a prepayment of the Loan in an amount equivalent to the greater of:

6.3.1	the relevant Tranche then outstanding;

6.3.2	an amount required to ensure that following such prepayment the Borrower complies with the provisions of Clause 10.10 (Additional security); and

6.3.3	an amount required to ensure that, following such prepayment, the loan to value ratio determined in accordance with Clause 10.10 (Additional security) is restored to the loan to value ratio determined in accordance with Clause 10.10 (Additional security) immediately prior to any such sale or Total Loss.

Any such prepayment shall be applied firstly in full prepayment of the relevant Tranche and secondly in prepayment of the remaining Repayment Instalments in inverse order of maturity and, if more than one Repayment Instalment is payable at the same maturity date, applied to such Repayment Instalments pro rata.

6.4	Replacement of Vessels In the event that a Vessel then subject to a Mortgage becomes a Total Loss, the Borrower may, within thirty (30) days of that Vessel becoming a Total Loss, replace that Vessel with a Replacement Vessel provided that:

6.4.1	the Lenders' consent to such replacement has been obtained by the Agent no less than ten (10) Business Days before the proposed date of such replacement';

6.4.2	no Default has occurred and is continuing;

6.4.3	the relevant conditions precedent and conditions subsequent set out in Schedule 2 (: Conditions Precedent and Subsequent) in respect of the Replacement Vessel and its owner shall have been met;

6.4.4	the Replacement Vessel meets the requirements specified in the definition thereof;

6.4.5	good and valuable consideration in an amount not less than the amount of the Loan which would otherwise be prepayable pursuant to Clause 6.3 (Mandatory prepayment on sale or Total Loss) shall have been paid by the Borrower or the Collateral Owner which owned the Vessel which suffered the Total Loss to the Collateral Owner owning the Replacement Vessel;

6.4.6	any insurance proceeds received in respect of such Total Loss shall be held in escrow by the Agent for a period of ninety (90) days following the replacement of the Vessel becoming a Total Loss by the Replacement Vessel and following expiry of such ninety (90) days shall be released to the Borrower in accordance with its instructions;

6.4.7	any other conditions imposed by the Lenders have been satisfied.

If the Lenders consent to the replacement of the Vessel which has become a Total Loss with a Replacement Vessel, the amount of the Loan which would have been prepayable pursuant to Clause 6.3 (Mandatory prepayment on sale or Total Loss) but for such replacement shall not be so prepayable.

6.5	Mandatory Prepayment on Change of Control In the event of a Change of Control of the Borrower at any time following the Effective Date, the Borrower shall prepay the whole of the Loan within five (5) Business Days after the date on which the Change of Control occurs together with any Break Costs.

6.6	Prepayment in case of Increased Costs, Tax Gross Up and Tax Indemnity Without prejudice to the Borrower's rights contained in Clause 6.2 (Voluntary prepayment of the Loan), the Borrower may cancel and prepay the Loan at any time during the Facility Period in case Clauses 8.5 (Increased costs), 8.10 (Taxes) and/or 17.3 (Grossing-up) of this Agreement apply.

6.7	Restrictions Any notice of prepayment given under this Clause 6 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant prepayment is to be made and the amount of that prepayment.

Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

If the Agent receives a notice under this Clause 6 it shall promptly forward a copy of that notice to the Borrower or the Lenders, as appropriate.

7	Interest

7.1	Interest Periods Subject to Clause 7.3 (End of Interest Periods), Clause 7.4 (Interest Periods to meet Repayment Dates) and Clause 7.7 (Failure to select Interest Period), the period during which the Loan shall be outstanding under this Agreement shall be divided into consecutive Interest Periods of three or six months' duration, as selected by the Borrower by written notice to the Agent not later than 11.00 a.m. on the third Business Day before the beginning of the Interest Period in question, or such other duration as may be agreed by the Agent (acting on the instructions of all the Lenders in their sole discretion).

7.2	Beginning of Interest Periods Each Interest Period in respect of a Drawing shall start on the relevant Drawdown Date (or, if a Drawing is already advanced, on the last day of the preceding Interest Period).

7.3	End of Interest Periods

7.3.1	Each Interest Period in respect of a Drawing drawn down prior to 30 November 2010 shall end on, in case of the first Interest Period relating to that Drawing, 30 November 2010 and, thereafter, on the date which numerically corresponds to 30 November 2010 or the last day of the preceding Interest Period in the relevant calendar month except that, if there is no numerically corresponding date in that calendar month, the Interest Period shall end on the last Business Day in that month.

7.3.2	Each Interest Period in respect of a Drawing drawn down on or after 30 November 2010 shall end on, in case of the first Interest Period relating to that Drawing, the final date of the then current Interest Period and, thereafter, on the date which numerically corresponds to the final date of that then current Interest Period or the last day of the preceding Interest Period in the relevant calendar month except that, if there is no numerically corresponding date in that calendar month, the Interest Period shall end on the last Business Day in that month.

7.3.3	Following the Effective Date, each Interest Period shall end on the date which numerically corresponds to the final date of that then current Interest Period or the last day of the preceding Interest Period in the relevant calendar month except that, if there is no numerically corresponding date in that calendar month, the Interest Period shall end on the last Business Day in that month.

7.4	Interest Periods to meet Repayment Dates If an Interest Period will expire after the next Repayment Date, there shall be a separate Interest Period for a part of the Loan equal to the Repayment Instalment due on that next Repayment Date and that separate Interest Period shall expire on that next Repayment Date but no later than the Final Maturity Date.

7.5	Non-Business Days If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

7.6	Interest rate During each Interest Period interest shall accrue on the Loan at the rate determined by the Agent to be the aggregate of (a) the Margin, (b) LIBOR and (c) the Mandatory Cost, if any.

7.7	Failure to select Interest Period If the Borrower at any time fails to select or agree an Interest Period in accordance with Clause 7.1 (Interest Periods), the interest rate applicable shall be the rate determined by the Agent in accordance with Clause 7.6 (Interest rate) for an Interest Period of such duration (not exceeding three (3) months) as the Agent may select.

7.8	Accrual and payment of interest Interest shall accrue from day to day, shall be calculated on the basis of a 360 day year and the actual number of days elapsed (or, in any circumstance where market practice differs, in accordance with the prevailing market practice) and shall be paid by the Borrower to the Agent for the account of the Lenders on the last day of each Interest Period and, if the Interest Period is longer than three months, on the dates falling at three monthly intervals after the first day of that Interest Period.

7.9	Default interest If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which is two per cent (2%) higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted the Loan in the currency of the overdue amount for successive Interest Periods, each selected by the Agent (acting reasonably). Any interest accruing under this Clause 7.9 shall be immediately payable by the Borrower on demand by the Agent. If unpaid, any such interest will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

7.10	Alternative interest rate If either (a) the applicable Screen Rate is not available for any Interest Period and none or only one of the Reference Banks supplies a rate to the Agent to determine LIBOR for that Interest Period or (b) a Lender or Lenders (whose Commitments exceed fifty per cent (50%) of the Loan) inform the Agent by written notice that the cost to it or them of obtaining matching deposits for any Interest Period would be in excess of LIBOR and that notice is received by the Agent no later than close of business in London on the day LIBOR is determined for that Interest Period:

7.10.1	the Agent shall give notice to the Lenders and the Borrower of the occurrence of such event; and

7.10.2	the rate of interest on each Lender's Commitment for that Interest Period shall be the rate per annum which is the sum of:

(a)	the Margin; and

(b)	the rate notified to the Agent by that Lender as soon as practicable, and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its Commitment from whatever source it may reasonably select; and

(c)	the Mandatory Cost, if any, applicable to that Lender's Commitment,

Provided that if the resulting rate of interest on any Commitment is not acceptable to the Borrower:

7.10.3	the Agent on behalf of the Lenders will negotiate with the Borrower in good faith with a view to modifying this Agreement to provide a substitute basis for determining the rate of interest;

7.10.4	any substitute basis agreed pursuant to Clause 7.10.3 shall, subject to the prior consent of all the Lenders, be binding on all the parties to this Agreement and shall apply to all Commitments; and

7.10.5	if, within thirty (30) days of the giving of the notice referred to in Clause 7.10.1, the Borrower and the Agent fail to agree in writing on a substitute basis for determining the rate of interest, the Borrower will immediately prepay the relevant Commitment, together with any Break Costs, and the remaining Repayment Instalments shall be reduced pro rata.

7.11	Determinations conclusive The Agent shall promptly notify the Borrower of the determination of a rate of interest under this Clause 7 and each such determination shall (save in the case of manifest error) be final and conclusive.

8	Indemnities

8.1	Transaction expenses The Borrower will, within fourteen (14) days of the Security Agent's or the Agent's written demand, pay the Security Agent or the Agent (for the account of the Finance Parties) (as applicable) the amount of all costs and expenses (including legal fees and Value Added Tax or any similar or replacement tax if applicable) reasonably incurred by the Finance Parties or any of them in connection with:

8.1.1	the negotiation, preparation, printing, execution and registration of the Finance Documents (whether or not any Finance Document is actually executed or registered and whether or not all or any part of the Loan is advanced);

8.1.2	any amendment, addendum or supplement to any Finance Document (whether or not completed); and

8.1.3	any other document which may at any time be required by a Finance Party to give effect to any Finance Document or which a Finance Party is entitled to call for or obtain under any Finance Document (including, without limitation but subject to Clause 10.11 (Valuations), any valuation of the Vessels).

8.2	Funding costs The Borrower shall indemnify each Finance Party, by payment to the Agent (for the account of that Finance Party) on the Agent's written demand against all losses and costs incurred or sustained by that Finance Party if, for any reason, a Drawing is not advanced to the Borrower after the relevant Drawdown Notice has been given to the Agent, or is advanced on a date other than that requested in the Drawdown Notice (unless, in either case, as a result of any default by a Finance Party).

8.3	Break Costs The Borrower shall indemnify each Finance Party, by payment to the Agent (for the account of that Finance Party) on the Agent's written demand against all costs, losses, premiums or penalties incurred by that Finance Party as a result of its receiving any prepayment of all or any part of the Loan (whether pursuant to Clause 6 (Prepayment) or otherwise) on a day other than the last day of an Interest Period for the Loan or relevant part of the Loan, or any other payment under or in relation to the Finance Documents on a day other than the due date for payment of the sum in question, including (without limitation) any losses or costs incurred in liquidating or re-employing deposits from third parties acquired to effect or maintain all or any part of the Loan, and any liabilities, expenses or losses incurred by that Finance Party in terminating or reversing, or otherwise in connection with, any Master Agreement Transaction or any other interest rate and/or currency swap, transaction or arrangement entered into by that Finance Party to hedge any exposure arising under this Agreement, or in terminating or reversing, or otherwise in connection with, any open position arising under this Agreement or the Master Agreement.

8.4	Currency indemnity In the event of a Finance Party receiving or recovering any amount payable under a Finance Document in a currency other than the Currency of Account, and if the amount received or recovered is insufficient when converted into the Currency of Account at the date of receipt to satisfy in full the amount due, the Borrower shall, on the Agent's written demand, pay to the Agent for the account of the relevant Finance Party such further amount in the Currency of Account as is sufficient to satisfy in full the amount due and that further amount shall be due to the Agent on behalf of the relevant Finance Party as a separate debt under this Agreement.

8.5	Increased costs (subject to Clause 8.6 (Exceptions to increased costs)) If, by reason of the introduction of any law, or any change in any law, or any change in the interpretation or administration of any law, or compliance with any request or requirement from any central bank or any fiscal, monetary or other authority occurring after the date of this Agreement:

8.5.1	a Finance Party (or the holding company of a Finance Party) shall be subject to any Tax with respect to payment of all or any part of the Indebtedness (other than Tax on overall net income); or

8.5.2	the basis of Taxation of payments to a Finance Party in respect of all or any part of the Indebtedness shall be changed; or

8.5.3	any reserve requirements shall be imposed, modified or deemed applicable against assets held by or deposits in or for the account of or loans by any branch of a Finance Party; or

8.5.4	the manner in which a Finance Party allocates capital resources to its obligations under this Agreement and/or the Master Agreement or any ratio (whether cash, capital adequacy, liquidity or otherwise) which a Finance Party is required or requested to maintain shall be affected; or

8.5.5	there is imposed on a Finance Party (or on the holding company of a Finance Party) any other condition in relation to the Indebtedness or the Finance Documents;

and the result of any of the above shall be to increase the cost to a Finance Party (or to the holding company of a Finance Party) of that Finance Party making or maintaining its Commitment, or its obligations under the Master Agreement, or to cause a Finance Party to suffer (in its opinion) a material reduction in the rate of return on its overall capital below the level which it reasonably anticipated at the date of this Agreement and which it would have been able to achieve but for its entering into this Agreement or the Master Agreement, and/or performing its obligations under this Agreement or the Master Agreement, then, subject to Clause 8.6 (Exceptions to increased costs), the Finance Party affected shall notify the Agent and the Borrower shall from time to time pay to the Agent on demand for the account of that Finance Party the amount which shall compensate that Finance Party (or the relevant holding company) for such additional cost or reduced return.  A certificate signed by an authorised signatory of that Finance Party setting out the amount of that payment and the basis of its calculation shall be submitted to the Borrower and shall be conclusive evidence of such amount save for manifest error.

8.6	Exceptions to increased costs Clause 8.5 (Increased costs) does not apply to the extent any additional cost or reduced return referred to in that Clause is:

8.6.1	compensated for by a payment made under Clause 8.10 (Taxes); or

8.6.2	compensated for by a payment made under Clause 17.3 (Grossing-up); or

8.6.3	compensated for by the payment of the Mandatory Cost; or

8.6.4	attributable to the wilful breach by the relevant Finance Party (or the holding company of that Finance Party) of any law or regulation.

8.7	Events of Default The Borrower shall indemnify each Finance Party from time to time, by payment to the Agent (for the account of that Finance Party) on the Agent's written demand, against all losses, costs and liabilities incurred or sustained by that Finance Party as a consequence of any Event of Default.

8.8	Enforcement costs The Borrower shall pay to the Agent (for the account of each Finance Party) on the Agent's written demand the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document including (without limitation) any losses, costs and expenses which that Finance Party may from time to time sustain, incur or become liable for by reason of that Finance Party being mortgagee of a Vessel and/or a lender to the Borrower, or by reason of that Finance Party being deemed by any court or authority to be an operator or controller, or in any way concerned in the operation or control, of a Vessel.

8.9	Other costs The Borrower shall pay to the Agent (for the account of each Finance Party) on the Agent's written demand the amount of all sums which that Finance Party may pay or become actually or contingently liable for on account of a Collateral Owner in connection with a Vessel (whether alone or jointly or jointly and severally with any other person) including (without limitation) all sums which that Finance Party may pay or guarantees which it may give in respect of the Insurances, any expenses incurred by that Finance Party in connection with the maintenance or repair of a Vessel or in discharging any lien, bond or other claim relating in any way to a Vessel, and any sums which that Finance Party may pay or guarantees which it may give to procure the release of a Vessel from arrest or detention.

8.10	Taxes The Borrower shall pay all Taxes to which all or any part of the Indebtedness or any Finance Document may be at any time subject (other than Tax on a Finance Party's overall net income) including without limitation all Taxes arising from or in connection with the Chapter 11 Proceedings and shall indemnify the Finance Parties, by payment to the Agent (for the account of the Finance Parties) on the Agent's written demand, against all liabilities, costs, claims and expenses resulting from any omission to pay or delay in paying any such Taxes.

8.11	Litigation The Borrower shall, promptly on the Agent's request, reimburse the Lenders for, and keep the Lenders fully indemnified in respect of all liabilities, damages, costs and claims sustained or incurred by the Lenders in connection with the Finance Documents or in connection with the Chapter 11 Proceedings or the performance of its duties and obligations, or the exercise of its rights, powers, discretions or remedies under or pursuant to any Finance Document or in connection with the Chapter 11 Proceedings including, without limitation, in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning the Finance Parties to the extent not paid by the Security Parties and not arising solely from the Lenders' gross negligence or wilful misconduct.

9	Fees

9.1	Commitment fee The Borrower shall pay to the Agent (for the account of the Lenders in proportion to their Commitments) a fee computed at the rate of one point twenty five per cent (1.25%) per annum on the undrawn amount of the Loan from time to time from the date of this Agreement until the earlier of the Drawdown Date in respect of the final Drawing and the Availability Termination Date. The accrued commitment fee is payable on the last day of each successive period of three months from the date of this Agreement and on the earlier of the Drawdown Date in respect of the final Drawing and the Availability Termination Date.

9.2	Upfront fee The Borrower shall pay to the Agent (for the account of the Lenders in proportion to their Commitments) an upfront fee in the amount of two million five hundred thirty thousand Dollars ($2,530,000) on or before 20 August 2010.

9.3	Agency fee The Borrower shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

9.4	Security Agency fee The Borrower shall pay to the Security Agent (for its own account) a security agency fee in the amount and terms agreed in the Fee Letter.

9.5	Documentation fee The Borrower shall pay to the Security Agent (for its own account) a documentation fee in the amount and terms agreed in the Fee Letter.

10	Security and Application of Moneys

10.1	Security Documents As security for the payment of the Indebtedness, the Borrower shall execute and deliver to the Security Agent or cause to be executed and delivered to the Security Agent the following documents in such forms and containing such terms and conditions as the Security Agent shall require:

10.1.1	first preferred mortgages over the Vessels;

10.1.2	first priority deeds of assignment of the Insurances, the Earnings and the Requisition Compensation of the Vessels and, in respect of Vessel M, the Post-Delivery Warranties (provided the relevant Seller has assigned the Post-Delivery Warranties to the relevant Collateral Owner);

10.1.3	a guarantee and indemnity from each Guarantor;

10.1.4	a first priority account security agreement or account security agreements over the Accounts and all amounts from time to time standing to the credit of the Accounts;

10.1.5	first priority pledges of all the issued shares of each Collateral Owner;

10.1.6	deposit account control agreements in respect of the operation of the Accounts; and

10.1.7	a first priority deed of charge over the Master Agreement Benefits.

10.2	Accounts The Borrower shall:

10.2.1	procure that each Collateral Owner maintains its Earnings Account with the Account Holder; and

10.2.2	procure that the Collateral Owners maintain the Master Account with the Account Holder,

each for the duration of the Facility Period free of Encumbrances and rights of set off other than those created by or under the Finance Documents.

10.3	Earnings The Borrower shall procure that all Earnings and any Requisition Compensation are credited to the Earnings Accounts.

10.4	Deposit The Borrower shall procure that each Collateral Owner shall deposit into the relevant Earnings Account or into the Master Account a minimum amount of seven hundred fifty thousand Dollars ($750,000) on or before the Drawdown Date of the relevant Tranche. The respective balance standing to the credit of such Earnings Account or the Master Account shall remain until 30 September 2010 and, after 30 September 2010 and at all times during the Facility Period in the Master Account to satisfy the Borrower's obligations under Clause 12.2.1 (Loan minimum liquidity).

10.5	Relocation of Accounts At any time following the occurrence and during the continuation of a Default, the Agent may without the consent of the Borrower or the relevant Collateral Owner relocate one or all of the Accounts to any branch or any affiliate of Deutsche Bank AG, without prejudice to the continued application of this Clause 10 and the rights of the Finance Parties under the Finance Documents.

10.6	Access to information The Borrower agrees that the Security Agent (and its nominees) may from time to time during the Facility Period review the records held by the Account Holder (whether in written or electronic form) in relation to the Accounts, and irrevocably waives any right of confidentiality which may exist in relation to those records.

10.7	Application after acceleration From and after the giving of notice to the Borrower by the Agent under Clause 13.2 (Acceleration), the Borrower shall procure that all sums from time to time standing to the credit of any of the Accounts are immediately transferred to the Agent for application in accordance with Clause 10.8 (General application of moneys) and the Borrower irrevocably authorises the Agent to instruct the Account Holder to make those transfers.

10.8	General application of moneys The Borrower, subject to Clause 10.9 (Application of moneys on sale or Total Loss), irrevocably authorises and shall procure that each Collateral Owner irrevocably authorises the Agent and the Security Agent to apply all sums which any of them may receive:

10.8.1	pursuant to a sale or other disposition of a Vessel or any right, title or interest in a Vessel; or

10.8.2	by way of payment of any sum in respect of the Insurances, Earnings or Requisition Compensation; or

10.8.3	by way of transfer of any sum from any of the Accounts; or

10.8.4	otherwise arising under or in connection with any Security Document,

in or towards satisfaction of the obligations of each Security Party under the Finance Documents, in the following order:

(a)	firstly, on a pari passu and pro rata basis, all costs, charges, fees and expenses (other than interest and principal) of the Agent, the Security Agent, the Mandated Lead Arrangers and the Account Holder due under the Finance Documents;

(b)	secondly, on a pari passu and pro rata basis, all costs, charges, fees and expenses (other than interest and principal) of the Lenders, the Bookrunner and the Swap Providers due under the Finance Documents;

(c)	thirdly, on a pari passu basis between the Finance Parties and pro rata basis between the Tranches, all interest due under the Finance Documents;

(d)	fourthly, on a pro rata basis between the Tranches, any principal due and unpaid under this Agreement;

(e)	fifthly, on a pro rata basis between the Tranches, any other sum due and unpaid under the Finance Documents; and

(f)	sixthly, any balance shall be paid to the Borrower.

10.9	Application of moneys on sale or Total Loss The Borrower irrevocably authorises and shall procure that each Collateral Owner irrevocably authorises the Agent and the Security Agent to apply all sums which either of them may receive pursuant to a sale by that Collateral Owner of its Vessel or a Total Loss of its Vessel in or towards satisfaction of the prepayment due and payable by virtue of that sale or Total Loss under Clause 6.3 (Mandatory prepayment on sale or Total Loss), but the Borrower's obligation to make that prepayment shall not be affected if those sums are insufficient to satisfy that obligation.

10.10	Additional security If at any time the aggregate of the Fair Market Value of the Vessels and the value of any additional security (as determined conclusively by appropriate advisers appointed by the Agent (in the case of other charged assets), and determined by the Agent in its discretion (in all other cases)) for the time being provided to the Security Agent under this Clause 10.10 is less than one hundred and thirty five per cent (135%) of the aggregate of the amount of the Loan then outstanding and the amount certified by the Swap Providers to be the amount which would be payable by the Borrower to the Swap Providers under the Master Agreement if an Early Termination Date were to occur at that time, the Borrower shall, within thirty (30) days of the Agent's request, at the Borrower's option:

10.10.1	pay to the Security Agent or to its nominee a cash deposit in the amount of the shortfall to be secured in favour of the Security Agent as additional security for the payment of the Indebtedness; or

10.10.2	give to the Security Agent other additional security in amount and form acceptable to the Security Agent, acting upon the instructions of the Majority Lenders; or

10.10.3	prepay the amount of the Indebtedness which will ensure that the aggregate of the Fair Market Value of the Vessels and the value of any additional security is not less than one hundred and thirty five per cent (135%) of the Indebtedness.

Clauses 5.3 (Reborrowing), 6.2.4 (Voluntary prepayment of Loan) and 6.7 (Restrictions) shall apply, mutatis mutandis, to any prepayment made under this Clause 10.10 and the value of any additional security provided shall be determined as stated above.

10.11	Valuations The Borrower shall provide at the Agent's request not less than two (2) valuations per annum from two Approved Brokers appointed by the Borrower (determined in accordance with the definition of Fair Market Value) on or around 30 June and 31 December of each calendar year (provided that two valuations provided in the same calendar year shall be (i) given with at least four (4) months' interval and (ii) at the Borrower's expense) for the purpose of determining the Fair Market Value of the Vessels and monitoring compliance with Clause 10.10 (Additional security). Following an Event of Default, the Agent shall be entitled to request additional valuations (determined in accordance with the definition of Fair Market Value) at the Borrower's expense at any time.

11	Representations

11.1	Representations The Borrower makes the representations and warranties set out in this Clause 11.1 to each Finance Party on the date of this Agreement.

11.1.1	Status Each Security Party (which is not an individual) is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation and has the power to own its assets and carry on its business as it is being conducted.

11.1.2	Binding obligations The obligations expressed to be assumed by each Security Party in each Finance Document to which it is a party are subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to Clause 3 (Conditions of Utilisation), legal, valid, binding and enforceable obligations.

11.1.3	Non-conflict with other obligations The entry into and performance by each Security Party of, and the transactions contemplated by, the Finance Documents do not conflict with:

(a)	any law or regulation applicable to that Security Party;

(b)	the constitutional documents of that Security Party; or

(c)	any document binding on that Security Party or any of its assets,

and in borrowing the Loan, the Borrower is acting for its own account.

11.1.4	Power and authority Each Security Party has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is or is to become a party and the transactions contemplated by those Finance Documents.

11.1.5	Validity and admissibility in evidence All consents, licences, approvals, authorisations, filings and registrations required or desirable:

(a)	to enable each Security Party lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party or to enable each Finance Party to enforce and exercise all its rights under the Finance Documents; and

(b)	to make the Finance Documents to which any Security Party is a party admissible in evidence in its jurisdiction of incorporation,

have been obtained or effected and are in full force and effect, with the exception only of the registrations referred to in Part III of Schedule 2 (: Conditions Precedent and Subsequent).

11.1.6	Governing law and enforcement The choice of a particular law as the governing law of any Finance Document expressed to be governed by that law will be recognised and enforced in the jurisdiction of incorporation of each relevant Security Party, and any judgment obtained in the jurisdiction submitted to in any Finance Document will be recognised and enforced in the jurisdiction of incorporation of each relevant Security Party.

11.1.7	Deduction of Tax No Security Party is required under the law of its jurisdiction of incorporation to make any deduction for or on account of Tax from any payment it may make under any Finance Document.

11.1.8	No filing or stamp taxes (a) Under the law of the jurisdiction of incorporation of each relevant Security Party it is not necessary that the Finance Documents (other than the Security Documents) be filed, recorded or enrolled with any court or other authority in that jurisdiction, (b) under the law of the jurisdiction of the flag state of a Vessel then subject to a Mortgage, it is not necessary that the Finance Documents (other than the Mortgage) be filed, recorded or enrolled with any court or other authority in that jurisdiction or (c) in either case, that any stamp, registration (other than registration fees in connection with the Mortgages) or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

11.1.9	No default No Default or Event of Default is continuing or might reasonably be expected to result from the advance of any Drawing.

11.1.10	No misleading information Any factual information provided by any Security Party to any Finance Party was true and accurate in all material respects as at the date it was provided.

11.1.11	Pari passu ranking The payment obligations of each Security Party under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

11.1.12	No proceedings pending or threatened No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have been started or (to the best of the Borrower's knowledge threatened) which, if adversely determined, might reasonably be expected to have a materially adverse effect on the business, assets, financial condition or credit worthiness of any Security Party.

11.1.13	Disclosure of material facts The Borrower is not aware of any material facts or circumstances which have not been disclosed to the Agent and which might, if disclosed, have adversely affected the decision of a person considering whether or not to make loan facilities of the nature contemplated by this Agreement available to the Borrower.

11.1.14	No established place of business in the UK No Security Party has an established place of business in the United Kingdom.

11.1.15	Completeness of Relevant Documents The copies of any Relevant Documents provided or to be provided by the Borrower to the Agent in accordance with Clause 3 (Conditions of Utilisation) are, or will be, true and accurate copies of the originals and represent, or will represent, the full agreement between the parties to those Relevant Documents in relation to the subject matter of those Relevant Documents and there are no commissions, rebates, premiums or other payments due or to become due in connection with the subject matter of those Relevant Documents other than in the ordinary course of business or as disclosed to, and approved in writing by, the Agent.

11.1.16	Ownership and control of Collateral Owners Each Collateral Owner is a Wholly-Owned Subsidiary of the Borrower and is controlled by the Borrower.

11.1.17	Money Laundering In relation to the borrowing by the Borrower of the Loan, the performance and discharge of its obligations and liabilities under the Security Documents and the transactions and other arrangements effected or contemplated by the Security Documents to which the Borrower or the relevant Collateral Owner is a party, the Borrower is acting for its own account and that the foregoing will not involve or lead to a contravention of any law, official requirement or other regulatory measure or procedure which has been implemented to combat "money laundering" (as defined in Article 1 of the Directive (91/308/EEC) of the Council of the European Communities).

11.2	Repetition Each representation and warranty in Clause 11.1 (Representations) is deemed to be repeated by the Borrower by reference to the facts and circumstances then existing on the date of each Drawdown Notice and the first day of each Interest Period.

12	Undertakings and Covenants

The undertakings and covenants in this Clause 12 remain in force for the duration of the Facility Period.

12.1	Information undertakings

12.1.1	Financial statements The Borrower shall and shall procure that the Collateral Owners shall, supply to the Agent as soon as the same become available, but in any event within ninety (90) days after the end of each of its financial years:

(a)	the Borrower's audited consolidated (so as to include inter alia the Collateral Owners and Baltic Trading Limited and its Subsidiaries) financial statements for that financial year;

(b)	Baltic Trading Limited's audited consolidated financial statements for that financial year;

(c)	the Borrower's unaudited financial statements for that financial year (including the Collateral Owners and the other Subsidiaries of the Borrower but excluding Baltic Trading Limited and its Subsidiaries) together with the calculations and documentation that the Agent and the Security Agent may deem necessary in order to make the necessary reconciliations and off-setting against the financial statements referred to in Clause 12.1.1 (a) and (b) above; and

(d)	each Collateral Owner's financial statements for that financial year,

together with a Compliance Certificate, signed by the Chief Financial Officer of the Borrower, setting out (in reasonable detail) computations as to compliance with Clause 12.2 (Financial covenants) as at the date as at which those financial statements were drawn up and any further information representing its financial completion (including, but not limited to, cash flow forecasts) upon the request of the Agent.

12.1.2	Requirements as to financial statements Each set of financial statements delivered by the Borrower under Clause 12.1.1 (Financial statements):

(a)	shall be certified by the chief financial officer of the Borrower as fairly representing its financial condition and that of the Collateral Owners as at the date as at which those financial statements were drawn up; and

(b)	shall be prepared using GAAP, and, in relation to any financial statements delivered by the Borrower in respect of the subsequent financial years, shall be prepared using accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, the Borrower notifies the Agent that there has been a material change in GAAP, the accounting practices or reference periods and the Borrower's auditors deliver to the Agent:

(i)	a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

(ii)	sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Agent to make an accurate comparison between the financial position indicated in those financial statements and that indicated in the Original Financial Statements.

12.1.3	Interim financial statements The Borrower shall, and shall procure that each Collateral Owner shall, supply to the Agent as soon as the same become available, but in any event within forty five (45) days after the end of each quarter during each of its financial years:

(a)	the Borrower's consolidated (so as to include inter alia the Collateral Owners and Baltic Trading Limited and its Subsidiaries) quarterly financial statements for that quarter;

(b)	Baltic Trading Limited's unaudited consolidated financial statements for that quarter;

(c)	the Borrower's unaudited financial statement for that quarter (including the Collateral Owners and the other Subsidiaries of the Borrower but excluding Baltic Trading Limited and its Subsidiaries) together with the calculations and documentation that the Agent and the Security Agent may deem necessary in order to make the necessary reconciliations and off-setting against the financial statements referred to in Clause 12.1.3 (a) and (b) above; and

(d)	each Collateral Owner's unaudited financial statements for that quarter,

together with a Compliance Certificate, signed by Chief Financial Officer of the Borrower, setting out (in reasonable detail) computations as to compliance with Clause 12.2 (Financial covenants) as at the date as at which those financial statements were drawn up.

12.1.4	Information: miscellaneous The Borrower shall supply to the Agent:

(a)	all documents which could reasonably be expected to have a material adverse effect on the business, assets, financial condition or creditworthiness of the Borrower or any Collateral Owner or the ability of a Security Party to perform its obligations under any Finance Document, which are dispatched by the Borrower or any Collateral Owner to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched. For the avoidance of doubt, this obligation does not include circulars to shareholders of a routine and non-material nature;

(b)	promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any Security Party, and which (i) might have a materially adverse effect on the business, assets, financial condition or credit worthiness of that Security Party and (ii) exceed the amount of seven million five hundred thousand Dollars ($7,500,000) in respect of the Borrower and the Threshold Amount in respect of a Collateral Owner; and

(c)	promptly, such further information regarding the financial condition, business and operations of any Security Party as the Agent may reasonably request including, without limitation, cash flow analyses and details of the operating costs of any Vessel.

12.1.5	Notification of default

(a)	The Borrower shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)	Promptly upon a request by the Agent, the Borrower shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

12.1.6	"Know your customer" checks If:

(a)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(b)	any change in the status of the Borrower after the date of this Agreement; or

(c)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent or any Lender (or, in the case of (c) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender for itself (or, in the case of (c) above, on behalf of any prospective new Lender) in order for the Agent or that Lender (or, in the case of (c) above, any prospective new Lender) to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

12.2	Financial covenants

12.2.1	Minimum liquidity The Borrower shall:

(a)	procure that the Collateral Owners shall maintain minimum free cash of seven hundred fifty thousand Dollars ($750,000) per Vessel at all times during the Facility Period in the Master Account; and

(b)	maintain on a consolidated basis a minimum free cash of seven hundred and fifty thousand Dollars ($750,000) per any vessel owned by the Borrower or a Subsidiary of the Borrower (including the Collateral Owners in accordance with Clause 12.2.1(a) above but excluding Baltic Trading Limited and its Subsidiaries as long as the Borrower does not own more than 50% of the economic interest in Baltic Trading Limited), as at the end of each fiscal quarter during the Facility Period.

12.2.2	Consolidated Interest Coverage Ratio The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period, in each case taken as one accounting period, ending on the last day of any fiscal quarter of the Borrower (commencing with the fiscal quarter ending on 30 June 2015), to be less than 2.00:1.00.

12.2.3	Maximum Leverage Ratio The Borrower will not permit the Leverage Ratio on the last day of any fiscal quarter of the Borrower commencing with the fiscal quarter ending on 30 June 2015, to be greater than 5.50:1.00.

12.2.4	Minimum Consolidated Net Worth The Borrower shall not permit its Consolidated Net Worth to be less than the Minimum Consolidated Net Worth at all times during the Facility Period (except during the Waiver Period).

12.2.5	Consolidated Indebtedness During the Waiver Period, the Borrower will not permit, as of the last day of any fiscal quarter during such period, the aggregate amount of its interest-bearing Consolidated Indebtedness to exceed seventy per cent (70%) of the aggregate amount of its interest-bearing Consolidated Indebtedness plus its Consolidated Net Worth at such time.

12.2.6	Most Favoured Lender The Borrower shall not enter into any waiver, modification or amendment to the financial covenants (or to definitions pertaining to the financial covenants), interest margin or maturity date set out in the Metrostar Credit Agreement, nor enter into any Additional Facility after the Effective Date which has a maturity date earlier than the Final Maturity Date or which grants more favourable provisions or treatment to the lenders or financiers thereunder in connection with financial covenants (or to definitions pertaining to the financial covenants), interest margin or maturity date unless each of the Finance Parties receives the benefit of such more favourable provisions at the same time and on the same terms.

12.3	General undertakings

12.3.1	Authorisations The Borrower shall, and shall procure that each Collateral Owner shall, promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Agent of,

any consent, licence, approval or authorisation required under any law or regulation to enable each Security Party to perform its obligations under the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in the jurisdiction of incorporation of each relevant Security Party of any Finance Document.

12.3.2	Compliance with laws The Borrower shall, and shall procure that each Collateral Owner shall, comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.

12.3.3	Conduct of business The Borrower shall, and shall procure that each Collateral Owner shall, carry on and conduct its business in a proper and efficient manner, file all requisite tax returns and pay all tax which becomes due and payable (except where contested in good faith).]

12.3.4	Evidence of good standing The Borrower will from time to time if requested by the Agent provide the Agent with evidence in form and substance satisfactory to the Agent that the Security Parties and all corporate shareholders of any Security Party remain in good standing.

12.3.5	Negative pledge and no disposals The Borrower shall procure that no Collateral Owner shall, without the prior written consent of the Agent, create nor permit to subsist any Encumbrance or other third party rights (other than a Permitted Encumbrance) over any of its present or future assets or undertaking nor dispose of any of those assets or of all or part of that undertaking.

12.3.6	Merger The Borrower shall procure that no Collateral Owner shall enter into any amalgamation, demerger, merger or corporate reconstruction. The Borrower shall not, without the prior written consent of the Agent, enter into any amalgamation, demerger, merger or corporate reconstruction except, in the case of amalgamation, demerger or merger only if (a) no Event of Default has occurred and is continuing, (b) no Change of Control would result from such amalgamation, demerger or merger, (c) the surviving entity in such amalgamation, demerger or merger will be the Borrower and (d) the Borrower provides to the Agent not less than ten (10) Business Days in advance of such amalgamation, demerger or merger, an officer's certificate signed by the Chief Financial Officer of the Borrower (i) certifying that no Event of Default has occurred and is continuing (or would arise after giving effect to the intended consolidation or merger), (ii) attaching pro-forma financial statements of the Borrower demonstrating the compliance of the Borrower with all covenants under this Agreement after giving effect to such merger or consolidation, (iii) providing a summary of the proposed amalgamation, demerger or merger together with details of the legal and structural changes that will result from such amalgamation, demerger or merger and (e) the Borrower provides the Agent with any other information reasonably required in respect of such amalgamation, demerger or merger.

12.3.7	Change of business The Borrower shall not, and shall procure that no Collateral Owner shall, without the prior written consent of the Agent make any substantial change to the general nature of its business from that carried on at the date of this Agreement.

12.3.8	No other business The Borrower shall procure that no Collateral Owner shall without the prior written consent of the Agent engage in any business other than the ownership, operation, chartering and management of its Vessel.

12.3.9	No place of business in UK The Borrower shall not have, and shall procure that no Collateral Owner shall have, an established place of business in the United Kingdom at any time during the Facility Period.

12.3.10	No Financial Indebtedness

(a)	The Borrower shall procure that no Collateral Owner shall, without the prior written consent of the Agent, incur any Financial Indebtedness except:

(i)	under the Finance Documents to which it is a party; or

(ii)	unsecured Financial Indebtedness from the Borrower or affiliates of the Borrower and provided that the Borrower procures that any Financial Indebtedness incurred by the Collateral Owners to the Borrower or affiliates of the Borrower shall be subordinated to the Indebtedness, in the case of any Financial Indebtedness incurred by the Collateral Owners to the Borrower, on the terms set out in Clause 12.3.10(d) and, in the case of any Financial Indebtedness incurred by the Collateral Owners to an affiliate of the Borrower, on terms acceptable to the Agent; or

(iii)	Financial Indebtedness incurred by Genco Auvergne Limited by way of a counter-indemnity for an amount of $900,000 in favour of Skandinaviska Enskilda Banken AB (publ) in order to allow the release of m.v. "GENCO AUVERGNE" from the arrest in connection with certain claims of a charterparty dated 7 August 2012 made between Genco Auvergne Limited as owner and Hamburg Bulk Carriers GmbH & Co KG as charterer.

(b)	During the Waiver Period, the Borrower shall not, and shall procure that none of its Subsidiaries (other than Baltic Trading Limited and its Subsidiaries) shall, without the prior written consent of the Agent, incur any Financial Indebtedness in connection with the acquisition of a vessel exceeding sixty per cent (60%) of the lesser of (i) the contract price of such vessel and (ii) the fair market value of such vessel.

(c)	The Borrower will not, and will not permit any of its Subsidiaries to, permit the principal amount of the Financial Indebtedness under the Metrostar Loan Agreement to exceed at any time the outstanding principal amount of Financial Indebtedness under the Metrostar Loan Agreement as of the Effective Date. The Borrower may replace, or refinance, the outstanding Financial Indebtedness under the Metrostar Loan Agreement provided that such replacement financing or refinancing will not result, at any time during the Waiver Period, in an increase of the principal amount of Financial Indebtedness outstanding on the effective date of such replacement financing or refinancing.

(d)	The Borrower hereby subordinates any and all debts, liabilities and other obligations owed to the Borrower by any Collateral Owner (the "Subordinated Obligations") to the Indebtedness to the

extent and in the manner hereinafter set forth in this Clause 12.3.10 (d):

(i)	except when an Event of Default has occurred and is continuing (including the commencement and continuation of any proceeding under any Insolvency Law relating to any Collateral Owner), the Borrower may receive payments from any Collateral Owner on account of the Subordinated Obligations. After the occurrence of an Event of Default which is continuing (including the commencement and continuation of any proceeding under any Insolvency Law relating to any Collateral Owner), however, unless the Agent otherwise agrees, the Borrower shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations;

(ii)	in the event of any proceedings under any Insolvency Law relating to any Collateral Owner, the Borrower agrees that the Agent and the other Finance Parties shall be entitled to receive payment in full in cash of all the Indebtedness (including all interest and expenses accruing after the commencement of proceedings under any Insolvency Law, whether or not constituting an allowed claim in such proceeding (the "Post Claim Interest")) before the Borrower receives payment of any Subordinated Obligations;

(iii)	upon the occurrence of an Event of Default which is continuing (including the commencement and continuation of any proceeding under any Insolvency Law relating to any Collateral Owner), the Borrower shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Agent and the other Finance Parties and deliver such payments to the Agent on account of the Indebtedness (including all Post Claim Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of the Borrower under the other provisions of this Agreement; and

(iv)	upon the occurrence of an Event of Default which is continuing (including the commencement and continuation of any proceeding under any Insolvency Law relating to any Collateral Owner), the Agent is authorised and empowered (but without any obligation to so do), in its discretion, (x) in the name of the Borrower, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Indebtedness (including any and all Post Claim Interest), and (y) to require the Borrower (1) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (2) to pay any amounts received on such obligations to the Agent for application to the Indebtedness (including any and all Post Claim Interest).

12.3.11	No substantial liabilities Except in the ordinary course of business and as otherwise permitted under the terms of this Agreement, the Borrower shall procure that no Collateral Owner shall, without the prior written consent of the Agent incur any liability to any third party which is in the Agent's opinion of a substantial nature.

12.3.12	No loans or advances The Borrower:

(a)	shall procure that no Collateral Owner shall, without the prior written consent of the Agent, make any loan or advance to any person except for the relevant Guarantee, and provided that no Event of Default has occurred and is continuing, loans made in the ordinary course of business in connection with the chartering, operation or repair of its Vessel and loans to other Collateral Owners or to the Borrower;

(b)	shall not, without the prior written consent of the Agent, make any loan or advances to any person except, and provided that no Event of Default has occurred and is continuing:

(i)	loans or advances to the Collateral Owners or to affiliates of the Borrower in the ordinary course of business;

(ii)	loans or advances in the ordinary course of business to its employees so long as the aggregate principal amount thereof at any time outstanding which is made on or after the date hereof (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed five hundred thousand Dollars ($500,000); and

(iii)	loans or advances to Wholly-Owned Subsidiaries of the Borrower provided that the Borrower is permitted to make such loans or advances to Wholly-Owned Subsidiaries of the Borrower under any Genco Facility and any other loan facility agreement the Borrower may, from time to time, enter into.

12.3.13	No dividends The Borrower will not, and will not permit any of the Collateral Owners to, authorize, declare or pay any Dividends with respect to the Borrower or any of the Collateral Owners, except that:

(a)	any Collateral Owner may pay Dividends to the Borrower or any other Collateral Owner;

(b)	the Borrower may purchase or redeem shares of common stock in the Borrower in market purchases under Rule 10b-18 of the

Securities Exchange Act 1934 or other purchases approved by the Borrower's board of directors, any committee thereof or any authorised officer; provided that:

(i)	no Event of Default has occurred and is continuing at the time of any such purchases;

(ii)	no Event of Default would arise after giving effect to any such purchases;

(iii)	there is no breach of a financial covenant set out in Clause 12.2 (Financial Covenants) and there will not be any breach as a result of the payment of such Dividends; and

(iv)	the Borrower in the exercise of its rights under this Clause 12.3.13 shall not be permitted to purchase or redeem shares beneficially owned directly or indirectly by Peter Georgiopoulos;

(c)	so long as the Borrower is in compliance with the provisions set out in Clause 10.10 (Additional Security), the Borrower may authorise, declare and distribute a dividend of Rights (as such term is defined and which are convertible into other securities as set forth in the Shareholder Rights Agreement) as contemplated by the Shareholder Rights Agreement;

(d)	the Borrower may make, pay or declare cash Dividends; provided that, for all Dividends paid pursuant to this Clause 12.3.13(b):

(i)	Dividends shall be paid within 90 days of the declaration thereof;

(ii)	Dividends paid in respect of a fiscal quarter shall only be paid after the date of delivery of quarterly or annual financial statements for such fiscal quarter, pursuant to Clause 12.1.1 (Financial statements) and on or prior to forty five (45) days after the last day of the immediately succeeding fiscal quarter;

(iii)	no Default or Event of Default has occurred and is continuing at the time of declaration;

(iv)	no Default or Event of Default has occurred and is continuing (or would arise after giving effect thereto) at the time of payment;

(v)	there is no breach of a financial covenant set out in Clause 12.2 (Financial Covenants) and there will not be any breach as a result of the payment of such Dividends;

(vi)	on or prior to the payment of a Dividend, the Borrower shall deliver to the Agent an officer's certificate signed by the senior financial officer of the Borrower, certifying that the requirements set forth in preceding clauses (i) through (vi) are satisfied.

Notwithstanding what is stated above, neither the Borrower nor the Collateral Owners will authorize, declare or pay any Dividends during the Waiver Period except in respect of Dividends paid pursuant to Clause 12.3.13 (a) or Clause 12.3.13(c).

12.3.14	Inspection of records The Borrower will permit the inspection of its financial records and accounts from time to time by the Agent or its nominee during regular business hours and under the guidance of officers of the Borrower.

12.3.15	No change in Relevant Documents The Borrower shall procure that, without the prior written consent of the Agent, there shall be no termination of, alteration to (save that, in respect of the Time Charters, no prior written consent of the Agent shall be required, to the extent there is no material adverse effect to the business, assets, financial condition or creditworthiness of the Borrower or any Collateral Owner or on the ability of a Security Party to perform its obligations under any Finance Document as a consequence of such alteration), or waiver of any term of, any of the Relevant Documents which are not Finance Documents.

12.3.16	No dealings with Master Agreement The Borrower shall not assign, novate or encumber or in any other way transfer any of its rights or obligations under the Master Agreement, nor enter into any interest rate exchange or hedging agreement in respect of this Agreement with anyone other than the Swap Providers, except in accordance with the provisions of Clause 12.3.18 (Right of first refusal).

12.3.17	No change in shareholding The Borrower shall procure that no Collateral Owner shall, without prior written consent of the Agent, permit any change in its beneficial ownership or control.

12.3.18	Right of first refusal The Borrower shall grant to the Swap Providers the right of first refusal on a competitive basis for entering into any form of master agreement relating to interest or currency exchange transactions in respect of the obligations under this Agreement, provided always that the Borrower's obligations under such master agreement shall be secured under the Security Documents.

12.3.19	Hedging Any Master Agreement Transactions shall only be of non-speculative interest hedging nature and shall be limited to the following instruments: interest rate swaps, interest rate caps, interest rate floors and interest rate swaptions or a combination of these products on a non-leveraged basis. The purpose of such Master Agreement Transactions shall be the hedging of the Borrower's exposure under this Agreement to fluctuations in LIBOR arising from the funding of one or more Tranches or any part thereof for a period expiring no later than the relevant Final Maturity Date.

12.3.20	Change of name or principal place of business The Borrower shall procure that each Collateral Owner shall, give reasonably advance notice to the Agent of any intended change in the name or place of business of a Security Party.

12.4	Vessel covenants and Insurance undertakings

The following covenants shall apply in respect of any Vessel subject to a Mortgage.

12.4.1	The Borrower covenants, and shall procure that each Collateral Owner covenants, to ensure at its own expense throughout the Facility Period that:

(a)	each Vessel remains insured against marine risks and war risks (including increased value, excess risk, war risks P&I and terrorism risk) on full conditions and on an agreed value basis for an amount which is the greater from time to time of (a) her Fair Market Value and (b) an amount which equals one hundred and twenty per cent (120%) of the amount of the relevant Tranche then outstanding; and

(b)	each Vessel remains entered in a protection and indemnity association in both protection and indemnity classes, or remains otherwise insured against protection and indemnity risks and liabilities (including P&I excess war risk cover) with a club that is a member of the International Group of Protection and Indemnity Associations (IGA); and

(c)	each Vessel remains insured against oil pollution caused by that Vessel for such amounts as the Security Agent may from time to time approve unless that risk is covered to the satisfaction of the Security Agent by that Vessel's protection and indemnity entry or insurance; and

(d)	each Vessel remains insured against loss of hire for 14/180/180 at daily hire (containing an automatic reinstatement clause for such amounts as the Security Agent may from time to time approve).

12.4.2	The Lenders agree that, if and for so long as a Vessel may be laid up with the approval of the Security Agent, the relevant Collateral Owner may at its own expense take out port risk insurance on that Vessel in place of hull and machinery insurance.

12.4.3	The Borrower undertakes, and shall procure that each Collateral Owner undertakes, to place the Obligatory Insurances in such markets, in such currency, on such terms and conditions, and with such brokers, underwriters and associations as the Security Agent shall have previously approved in writing. The Borrower shall not, and shall procure that no Collateral Owner shall, alter the terms of any of the Obligatory Insurances nor allow any person to be co-assured under any of the Obligatory Insurances without the prior written consent of the Security Agent (except for the Borrower or any Managers or any crewing agents). The Borrower shall procure that any permitted co-assured shall, if so required by the

  Security Agent, sign and provide a letter of subordination restricting its rights under any policy of insurance in respect of a Vessel to (i) any third party liability coverage given by that policy and then only to satisfy such third party liability claims that are made directly on it and (ii) its provable out of pocket expenses in respect of a casualty, included in a claim on underwriters, which have been accepted and paid by those underwriters. The Borrower will, and shall procure that each Collateral Owner will, supply the Security Agent from time to time on request with such information as the Security Agent may in its discretion require with regard to the Obligatory Insurances and the brokers, underwriters or associations through or with which the Obligatory Insurances are placed.  The Borrower shall, and shall procure that each Collateral Owner shall, reimburse the Security Agent on demand for all costs and expenses incurred by the Security Agent in obtaining from time to time a report on the adequacy of the Obligatory Insurances for a Vessel from an insurance adviser instructed by the Security Agent, provided such report is obtained at the time the Tranche relating to that Vessel is drawn down (or in connection with such drawing) or in the event of a material change to the insurance cover of a Vessel.

12.4.4	The Borrower undertakes, and shall procure that each Collateral Owner undertakes, duly and punctually to pay all premiums, calls and contributions, and all other sums at any time payable in connection with the Obligatory Insurances, and, at its own expense, to arrange and provide any guarantees from time to time required by any protection and indemnity or war risks association. From time to time at the Security Agent's request, the Borrower will, and shall procure that each Collateral Owner will, provide the Security Agent with evidence satisfactory to the Security Agent that such premiums, calls, contributions and other sums have been duly and punctually paid; that any such guarantees have been duly given; and that all declarations and notices required by the terms of any of the Obligatory Insurances to be made or given by or on behalf of the Borrower or the Collateral Owners to brokers, underwriters or associations have been duly and punctually made or given.

12.4.5	The Borrower will, and shall procure that each Collateral Owner will, comply in all respects with all terms and conditions of the Obligatory Insurances and will make all such declarations to brokers, underwriters and associations as may be required to enable each Vessel to operate in accordance with the terms and conditions of the Obligatory Insurances. The Borrower will not, and shall procure that no Collateral Owner will, do, nor permit to be done, any act, nor make, nor permit to be made, any omission, as a result of which any of the Obligatory Insurances may become liable to be suspended, cancelled or avoided, or may become unenforceable, or as a result of which any sums payable under or in connection with any of the Obligatory Insurances may be reduced or become liable to be repaid or rescinded in whole or in part. In particular, but without limitation, the Borrower will not, and shall procure that no Collateral Owner will, permit a Vessel to be employed other than in conformity with the Obligatory Insurances without first taking out additional insurance cover in respect of that employment in all respects to the satisfaction of the Security Agent, and the Borrower will, and shall procure that the Collateral Owners, will promptly notify the Security Agent of any new requirement imposed by any broker, underwriter or association in relation to any of the Obligatory Insurances.

12.4.6	The Borrower will, and shall procure that each Collateral Owner will, no later than fourteen days (or, in the case of war risks, no later than seven days), before the expiry of any of the Obligatory Insurances renew them and shall immediately give the Security Agent such details of those renewals as the Security Agent may require.

12.4.7	The Security Agent shall be at liberty at any time to take out through its own appointed broker, in its exclusive favour, pursuant to the Security Agent's own terms and conditions and at the Borrower's expense:

(a)	Mortgagees Interest Insurance equal to 110% of the amount of the Loan outstanding from time to time,

(b)	Mortgagees Interest Insurance Additional Perils (Pollution) equal to the amount of the Loan outstanding from time to time, unless a Collateral Owner has expressly undertaken and declared in writing, that its Vessel will not enter (i) U.S. territorial waters and/or the U.S. exclusive economic zone or (ii) provided the Security Agent has advised the Borrower of any other waters with pollution liability legislation and/or practice in force, which in the reasonable opinion of the Security Agent is equivalent to the U.S. Oil Pollution Act of 1990 - and/or the practice in force thereunder, such other waters as advised by the Security Agent,

(c)	a Mortgagees Interest Insurance Additional Perils (Pollution and other P&I Risks), regardless of a Vessel's trade, if the P&I cover is less than the highest limit of indemnity offered by a club of the International Group of P&I Clubs or its possible successor.

12.4.8	The Borrower shall, and shall procure that each Collateral Owner shall, deliver to the Security Agent copies (and, if required by the Security Agent, the originals) of all policies, certificates of entry and other documents relating to the Insurances (including, without limitation, receipts for premiums, calls or contributions) and shall procure that letters of undertaking in such form as the Security Agent may reasonably approve shall be issued to the Security Agent by the brokers through which the Insurances are placed (or, in the case of protection and indemnity or war risks associations, by their managers). If a Vessel is at any time during the Facility Period insured under any form of fleet cover, the Borrower shall, and shall procure that the relevant Collateral Owner shall, procure that those letters of undertaking are in a form and content substantially the same as the standardised draft of Lloyds Market Insurance Broker's Committee including a fleet lien waiver.

12.4.9	The Borrower shall, and shall procure that each Collateral Owner shall, promptly provide the Security Agent with full information regarding any casualty or other accident or damage to any Vessel which is reasonably likely to lead to a payment or claim in excess of two million Dollars

($2,000,000) provided that the Security Agent shall have the right to request at any time upon the instructions of any Lender information regarding any casualty or other accident or damage to any Vessel.

12.4.10	The Borrower agrees that, at any time after the occurrence and during the continuation of an Event of Default, the Security Agent shall be entitled to collect from, sue for, recover from and give a good discharge to insurers for all claims in respect of any of the Insurances; to pay collecting brokers the customary commission on all sums collected in respect of those claims; to compromise all such claims or refer them to arbitration or any other form of judicial or non-judicial determination; and otherwise to deal with such claims in such manner as the Security Agent shall in its discretion think fit.

12.4.11	Whether or not an Event of Default shall have occurred or be continuing, the proceeds of any claim under any of the Insurances in respect of a Total Loss shall be paid to the Security Agent and applied by the Security Agent in accordance with Clause 10 (Security and Application of Moneys).

12.4.12	In the event of any dispute arising between any Collateral Owner and any broker, underwriter or association with respect to any obligation to make any payment to that Collateral Owner or to the Security Agent under or in connection with any of the Insurances, or with respect to the amount of any such payment, the Security Agent shall be entitled to settle that dispute directly with the broker, underwriter or association concerned. Any such settlement shall be binding on the Borrower and the relevant Collateral Owner.

12.4.13	The Security Agent agrees that any amounts which may become due under any protection and indemnity entry or insurance shall be paid to the relevant Collateral Owner to reimburse that Collateral Owner for, and in discharge of, the loss, damage or expense in respect of which they shall have become due, unless, at the time the amount in question becomes due, an Event of Default shall have occurred and be continuing, in which event the Security Agent shall be entitled to receive the amounts in question and to apply them either in reduction of the Indebtedness or, at the option of the Security Agent, to the discharge of the liability in respect of which they were paid.

12.4.14	The Borrower shall not, and shall procure that no Collateral Owner shall, settle, compromise or abandon any claim under or in connection with any of the Insurances (other than a claim of less than two million Dollars ($2,000,000) arising other than from a Total Loss) without the prior written consent of the Security Agent.

12.4.15	If any Collateral Owner fails to effect or keep in force the Obligatory Insurances, the Security Agent may (but shall not be obliged to) effect and/or keep in force such insurances on the relevant Vessel and such entries in protection and indemnity or war risks associations as the Security Agent in its discretion considers desirable, and the Security Agent may (but shall not be obliged to) pay any unpaid premiums, calls or contributions. The Borrower will, and shall procure that each Collateral Owner will, reimburse the Security Agent from time to time on demand for all such premiums, calls or contributions paid by the Security Agent, together with interest at the Default Rate from the date of payment by the Security Agent until the date of reimbursement.

12.4.16	The Borrower shall procure that each Collateral Owner shall comply strictly with the requirements of any legislation relating to pollution or protection of the environment which may from time to time be applicable to the relevant Vessel in any jurisdiction in which that Vessel shall trade and in particular (if that Vessel is to trade in the United States of America and Exclusive Economic Zone (as defined in the Act)) the Borrower shall procure that each Collateral Owner shall comply strictly with the requirements of the United States Oil Pollution Act 1990, as amended (the "Act"). Before any such trade is commenced and during the entire period during which such trade is carried on, the Borrower shall procure that each Collateral Owner shall:

(a)	pay any additional premiums required to maintain protection and indemnity cover for oil pollution up to the limit available to that Borrower for its Vessel in the market; and

(b)	if applicable, make all such quarterly or other voyage declarations as may from time to time be required by its Vessel's protection and indemnity association in order to maintain such cover, and promptly deliver to the Security Agent copies of such declarations if required; and

(c)	submit its Vessel to such additional periodic, classification, structural or other surveys which may be required by its Vessel's protection and indemnity insurers to maintain cover for such trade and promptly deliver to the Security Agent copies of reports made in respect of such surveys if requested; and

(d)	implement any recommendations contained in the reports issued following the surveys referred to in Clause (c) within the relevant time limits, and, if required, provide evidence satisfactory to the Security Agent that the protection and indemnity insurers are satisfied that this has been done; and

(e)	in addition to the foregoing (if such trade is in the United States of America and Exclusive Economic Zone):

(aa)	obtain and retain a certificate of financial responsibility under the Act in form and substance satisfactory to the United States Coast Guard and provide the Lender with evidence of the same if required; and

(bb)	procure that the protection and indemnity insurances do not contain a US Trading Exclusion Clause or any other analogous provision and provide the Security Agent with evidence that this is so if required; and

(cc)	comply strictly with any operational or structural regulations issued from time to time by any relevant authorities under the Act so that at all times its Vessel falls within the provisions which limit strict liability under the Act for oil pollution.

12.5	Vessel covenants and operation and maintenance undertakings

The Borrower covenants with the Lenders, and shall procure that each Collateral Owner shall covenant with the Lenders, in respect of any Vessel subject to a Mortgage:

12.5.1	to keep each Vessel seaworthy and in a state of complete repair and in compliance with the requirements from time to time of all applicable laws, conventions and regulations and of her insurers; and

12.5.2	to maintain the registration of each Vessel under the flag of the Marshall Islands or such other flag acceptable to the Security Agent; to effect and maintain the recording of the relevant Mortgage with the Maritime Administrator of the Republic of the Marshall Islands; and not cause nor permit to be done any act or omission as a result of which that registration or that recording might be defeated or imperilled; and

12.5.3	to maintain each Vessel in a condition entitling that Vessel to the highest class applicable to vessels of her age and type with an Approved Classification Society free of overdue recommendations and qualifications; and

12.5.4	to comply with all laws, conventions and regulations applicable to each Collateral Owner or to each Vessel and to carry on board each Vessel all certificates and other documents which may from time to time be required to evidence such compliance; and

12.5.5	not without the prior written consent of the Security Agent to make, nor permit nor cause to be made, any material change in the structure, type or speed of any Vessel; and

12.5.6	to procure that all repairs to each Vessel or replacements of parts or equipment of each Vessel are effected in such a way as not to diminish the value of that Vessel and with replacement parts or equipment the property of the relevant Collateral Owner and free of all Encumbrances (other than the relevant Mortgage); and

12.5.7	to permit the Security Agent and all persons appointed by the Security Agent to board each Vessel from time to time during the Facility Period, without interfering with the operation of that Vessel, to inspect that Vessel's state and condition at the cost of the Borrower in respect of one inspection per calendar year (except if an Event of Default has occurred and is continuing, in which case the Borrower shall be liable for the costs of all inspections deemed necessary by the Security Agent) and, if that Vessel shall not be in a state and condition which complies with the requirements of the relevant Mortgage, to effect such repairs as shall in the opinion of the

Security Agent be desirable to ensure such compliance, without prejudice to the Security Agent's other rights under or pursuant to the relevant Mortgage; and

12.5.8	immediately to notify the Security Agent of any arrest or detention of any Vessel, and to cause that Vessel to be released from arrest or detention as quickly as possible, and in any event within fourteen days from the date of arrest or detention, and immediately to notify the Security Agent in the same manner of the release of that Vessel; and

12.5.9	from time to time on request of the Security Agent to produce to the Security Agent written evidence satisfactory to the Security Agent confirming that the master and crew of each Vessel have no claims for wages beyond the ordinary arrears and that the master has no claim for disbursements other than those properly incurred by him in the ordinary course of trading of that Vessel on the voyage then in progress; and

12.5.10	not during the Facility Period and always subject to Clause 6.3 (Mandatory prepayment on sale or Total Loss) to sell, agree to sell, or otherwise dispose of, or agree to dispose of, its Vessel without the prior written consent of the Security Agent; and

12.5.11	not during the Facility Period to change the name of any Vessel without the prior written consent of the Security Agent; and

12.5.12	not during the Facility Period to lay any Vessel up without the prior written consent of the Security Agent; and

12.5.13	in the event of any requisition or seizure of any Vessel, to take all lawful steps to recover possession of that Vessel as soon as it is entitled to do so; and

12.5.14	to give to the Security Agent from time to time during the Facility Period on request such information as the Security Agent may reasonably require with regard to any Vessel's employment, position and state of repair and, on the Security Agent's request, to supply the Security Agent with copies of all charterparties and other contracts of employment relating to any Vessel and copies of any Vessel's deck and engine logs; and

12.5.15	to comply with all requirements from time to time of each Vessel's classification society and to give to the Security Agent from time to time during the Facility Period on request copies of all classification certificates of each Vessel and reports of surveys required by each Vessel's classification society (the relevant Collateral Owner by its execution of the relevant Mortgage irrevocably authorising the Security Agent to obtain such information and documents from the relevant Vessel's classification society as the Security Agent may from time to time require), and to notify the Security Agent immediately of any requirement or recommendation imposed by each Vessel's classification society; and

12.5.16	not during hostilities (whether or not a state of war shall formally have been declared and including, without limitation, any civil war) to permit any

Vessel to be employed in carrying any goods which may be declared to be contraband of war or which may render that Vessel liable to confiscation, seizure, detention or destruction, nor to permit any Vessel to enter any area which is declared a war zone by any governmental authority or by that Vessel's war risks insurers unless that employment or voyage is either (a) consented to in advance and in writing by the underwriters of that Vessel's war risks insurances and fully covered by those insurances or (b) (to the extent not covered by those insurances) covered by additional insurance taken out by the relevant Collateral Owner at that Collateral Owner's expense, which additional insurance shall be deemed to be part of the Insurances and of the Assigned Property (as such term is defined in the relevant Mortgage); and

12.5.17	not without the prior written consent of the Security Agent to let any Vessel on any demise charter or bareboat charter, or, after the expiry of the Time Charters, on any time charter, consecutive voyage charter or other contract of employment which (inclusive of any extension option) is capable of exceeding thirty eight (38) months nor to employ any Vessel in any way which might impair the security created by the Finance Documents; and

12.5.18	Intentionally left blank

12.5.19	unless the Borrower is in full compliance with Clause 12.5.17, not without the prior written consent of the Security Agent to enter into any agreement or arrangement for sharing the Earnings of any Vessel as long as such profit sharing arrangements are made between the Borrower or a Collateral Owner and a charterer; and

12.5.20	duly to perform (unless prevented by force majeure), and to take all necessary steps to enforce the performance by charterers and shippers of, all charterparties and other contracts of employment and all bills of lading and other contracts relating to each Vessel; and

12.5.21	not following the occurrence and during the continuation of an Event of Default to let any Vessel on charter or renew or extend any charter or other contract of employment of any Vessel, nor agree to do so, without the prior written consent of the Security Agent; and

12.5.22	to pay and discharge when due from time to time all taxes, levies, duties, fines and penalties imposed on any Vessel or the Earnings, or on the Collateral Owner, its income, profits, capital gains or any of its property; and

12.5.23	not at any time during the Facility Period without the prior written consent of the Security Agent (and then subject to such conditions as the Security Agent may impose) to create nor grant nor permit to exist any Encumbrance over any Vessel or any of the Assigned Property (as such term is defined in the relevant Mortgage) other than any Permitted Encumbrances existing from time to time; and

12.5.24	to notify the Security Agent immediately when the Borrower or a Collateral Owner becomes aware of any legal proceedings or arbitration involving a

Vessel or a Collateral Owner where the amount claimed by any party (ignoring any counterclaim or defence of set-off) exceeds or may reasonably be expected to exceed the Threshold Amount; and

12.5.25	not without the prior written consent of the Security Agent to put any Vessel into the possession of any person for the purpose of work or repairs estimated to cost more than, the Threshold Amount (except for repairs the cost of which is recoverable under the Insurances and in respect of which the insurers have agreed to make payment in accordance with any applicable loss payable clause and except for scheduled drydocking) unless that person shall have given an undertaking to the Security Agent on such terms as the Security Agent shall require not to exercise a lien on any Vessel for the cost of the work; and

12.5.26	to keep proper books of account in respect of each Vessel and the Earnings and as and when required by the Security Agent to make such books available for inspection on behalf of the Security Agent; and

12.5.27	to place and retain a certified copy of the relevant Mortgage on board the relevant Vessel and cause such certified copy of that Mortgage to be exhibited to any representative of the Security Agent and to place and keep displayed on each Vessel a framed printed notice in plain type reading as follows:

"NOTICE OF MORTGAGE

This Vessel is covered by a First Preferred Mortgage to Deutsche Bank AG Filiale Deutschlandgeschäft under authority of Title 47, Chapter 3 of the Maritime Act 1990 of the Republic of the Marshall Islands (as amended). Under the terms of the said Mortgage neither the Owner nor any charterer nor the master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any lien whatsoever other than for crew's wages and salvage."; and

12.5.28	not without the prior written consent of the Security Agent to appoint anyone other than the Managers as commercial or technical managers of its Vessel nor to terminate nor materially vary the arrangements for the commercial or technical management of any Vessel, nor to permit the commercial or technical management of any Vessel to be sub-contracted or delegated to any third party; and

12.5.29	to take all reasonable precautions to prevent any infringements of any anti drug legislation in any jurisdiction in which any Vessel shall trade and in particular (if that Vessel is to trade in the United States of America) to take all reasonable precautions to prevent any infringements of the Anti-Drug Abuse Act of 1986 of the United States of America; and

12.5.30	to comply, or procure that the operator of each Vessel will comply, with the ISM Code (as the same may be amended from time to time) or any replacement of the ISM Code and in particular, without limitation, to:

(a)	procure that that Vessel remains for the duration of the Facility Period subject to a safety management system developed and implemented in accordance with the ISM Code; and

(b)	maintain for that Vessel throughout the Facility Period a valid and current SMC and provide a copy to the Agent; and

(c)	procure that the ISM Company maintains throughout the Facility Period a valid and current DOC and provide a copy to the Agent; and

(d)	notify the Lender immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the SMC of that Vessel or of the DOC of the ISM Company; and

12.5.31	to comply in relation to that Vessel with the ISPS Code (as the same may be amended from time to time) or any replacement of the ISPS Code and in particular, without limitation, to:

(a)	procure that that Vessel and the company responsible for that Vessel's compliance with the ISPS Code comply with the ISPS Code; and

(b)	maintain for that Vessel throughout the Facility Period a valid and current ISSC and provide a copy to the Agent; and

(c)	notify the Security Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC; and

12.5.32	to comply in relation to each Vessel with Annex VI (as the same may be amended from time to time) or any replacement of Annex VI and in particular, without limitation, to:

(a)	procure that that Vessel's master and crew are familiar with, and that that Vessel complies with, Annex VI; and

(b)	maintain for that Vessel throughout the Facility Period a valid and current IAPPC and provide a copy to the Agent; and

(c)	notify the Security Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the IAPPC.

12.5.33	to obtain and retain, if and for so long as any Vessel trades in the United States of America and Exclusive Economic Zone (as defined in the Act), a valid Certificate of Financial Responsibility for that Vessel under that Act and to provide the Security Agent (if requested) with evidence of that Certificate, and to comply strictly with the requirements of that Act.

12.5.34	to use each Vessel during the Facility Period only for civil merchant trading.

13	Events of Default

13.1	Events of Default Each of the events or circumstances set out in this Clause 13.1 is an Event of Default.

13.1.1	Non-payment A Security Party does not pay on the due date any amount payable by it under a Finance Document to which it is a party at the place at and in the currency in which it is expressed to be payable unless its failure to pay is caused by a technical or an administrative error (which is not caused by and is beyond the control of that Security Party) and payment is made within three (3) Business Days of the due date.

13.1.2	Other obligations A Security Party or any other person (except a Finance Party) does not comply with any provision of any of the Relevant Documents to which that Security Party or person is a party (other than as referred to in Clause 13.1.1 (Non-payment)) which are deemed to be material at the sole determination of the Lenders or otherwise in accordance with Clause 15.4 (Limitation on authority) (as the case may be).

No Event of Default under this Clause 13.1.2 will occur if the failure to comply is capable of remedy and does not relate either to the Insurances or to compliance with Clause 10.10 (Additional security) and is remedied within ten (10) Business Days of the Agent giving notice to the Borrower or the Borrower becoming aware of the failure to comply.

13.1.3	Misrepresentation Any representation, warranty or statement made or deemed to be repeated by a Security Party in any Finance Document or any other document delivered by or on behalf of a Security Party under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be repeated.

13.1.4	Cross default Any Financial Indebtedness of a Security Party other than the Borrower and, in respect of the Borrower, any Financial Indebtedness in excess of five million Dollars ($5,000,000):

(a)	is not paid when due or within any originally applicable grace period; or

(b)	is declared to be, or otherwise becomes, due and payable before its specified maturity as a result of an event of default (however described); or

(c)	is capable of being declared by a creditor to be due and payable before its specified maturity as a result of such an event of default.

13.1.5	Insolvency

(a)	A Security Party is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its Financial Indebtedness.

(b)	The value of the assets of a Security Party is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any Financial Indebtedness of a Security Party.

13.1.6	Insolvency proceedings Any corporate action, legal proceedings or other procedure or step is taken for:

(a)	the suspension of payments, a moratorium of any Financial Indebtedness, winding-up, dissolution, administration, bankruptcy or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of a Security Party;

(b)	a composition, compromise, assignment or arrangement with any creditor of a Security Party;

(c)	the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager, or trustee or other similar officer in respect of any Security Party or any of its assets; or

(d)	enforcement of any Encumbrance over any assets of a Security Party,

or any analogous procedure or step is taken in any jurisdiction.

13.1.7	Creditors' process Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a Security Party.

13.1.8	Change in ownership or control of the Collateral Owners The Borrower ceases at any time for any reason to own or control, directly or indirectly, one hundred per cent (100%) of the capital stock or other equity interests of a Collateral Owner.

13.1.9	Repudiation A Security Party or any other person (except a Finance Party) repudiates any of the Relevant Documents to which that Security Party or person is a party or evidences an intention to do so.

13.1.10	Impossibility or illegality Any event occurs which would, or would with the passage of time, render performance of any of the Relevant Documents by a Security Party or any other party to any such document impossible, unlawful or unenforceable by a Finance Party or a Security Party.

13.1.11	Conditions subsequent Any of the conditions referred to in Clause 3.5 (Conditions subsequent) is not satisfied within the time reasonably required by the Agent.

13.1.12	Revocation or modification of authorisation Any consent, licence, approval, authorisation, filing, registration or other requirement of any governmental, judicial or other public body or authority which is now, or which at any time during the Facility Period becomes, necessary to enable a Security Party or any other person (except a Finance Party) to comply with any of its obligations under any of the Relevant Documents is not obtained, is revoked, suspended, withdrawn or withheld, or is modified in a manner which the Agent considers is, or may be, prejudicial to the interests of a Finance Party, or ceases to remain in full force and effect.

13.1.13	Curtailment of business A Security Party ceases, or threatens to cease, to carry on all or a substantial part of its business or, as a result of intervention by or under the authority of any government, the business of a Security Party is wholly or partially curtailed or suspended, or all or a substantial part of the assets or undertaking of a Security Party is seized, nationalised, expropriated or compulsorily acquired.

13.1.14	Reduction of capital a Security Party reduces its authorised or issued or subscribed capital.

13.1.15	Loss of Vessel A Vessel suffers a Total Loss or is otherwise destroyed, abandoned, confiscated, forfeited or condemned as prize, or a similar event occurs in relation to any other vessel which may from time to time be mortgaged to the Security Agent as security for the payment of all or any part of the Indebtedness, except that a Total Loss, or event similar to a Total Loss in relation to any other vessel, shall not be an Event of Default if:

(a)	that Vessel or other vessel is insured in accordance with the Security Documents; and

(b)	no insurer has refused to meet or has disputed the claim for Total Loss and it is not apparent to the Agent in its discretion that any such refusal or dispute is likely to occur; and

(c)	the Loan is prepaid in accordance with Clause 6.3 (Mandatory prepayment on sale or Total Loss) or payment of all insurance proceeds in respect of the Total Loss is made in full to the Security Agent within one hundred and twenty (120) days of the occurrence of the casualty giving rise to the Total Loss in question or such longer period as the Agent may in its discretion agree; or

(d)	that Vessel is replaced by a Replacement Vessel pursuant to Clause 6.4 (Replacement of Vessels).

13.1.16	Challenge to registration The registration of a Vessel or a Mortgage is contested or becomes void or voidable or liable to cancellation or termination, or the validity or priority of a Mortgage is contested.

13.1.17	War The country of registration of a Vessel becomes involved in war (whether or not declared) or civil war or is occupied by any other power and the Agent in its discretion considers that, as a result, the security conferred by any of the Security Documents is materially prejudiced.

13.1.18	Master Agreement termination A notice is given by a Swap Provider under section 6(a) of the Master Agreement, or by any person under section 6(b)(iv) of the Master Agreement, in either case designating an Early Termination Date for the purpose of the Master Agreement, or the Master Agreement is ,without that Swap Provider's prior written consent for any other reason terminated, cancelled, suspended, rescinded, revoked or otherwise ceases to remain in full force and effect.

13.1.19	Notice of termination A Collateral Owner gives notice to the Security Agent to determine its obligations under the relevant Guarantee.

13.1.20	Material adverse change Any event or series of events occurs which, in the opinion of the Agent, is likely to have a materially adverse effect on the business, assets, financial condition or credit worthiness of a Security Party.

13.1.21	Breach of financial covenants The Borrower or any Collateral Owner does not comply with the relevant provisions in Clause 12.2 (Financial Covenants).

13.2	Acceleration If an Event of Default is continuing the Agent may by notice to the Borrower cancel any part of the Maximum Loan Amount not then advanced and:

13.2.1	declare that the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents are immediately due and payable, whereupon they shall become immediately due and payable; and/or

13.2.2	declare that the Loan is payable on demand, whereupon it shall immediately become payable on demand by the Agent.

14	Assignment and Sub-Participation

14.1	Lenders' rights A Lender may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed and which shall be deemed to have been given by the Borrower if no response is received by the Agent within five (5) Business Days of that Lender's request) assign any of its rights under this Agreement or transfer by novation any of its rights and obligations under this Agreement to any bank or financial institution or (for the purpose of a securitisation of that Lender's rights or obligations under the Finance Documents or a similar transaction of broadly equivalent economic effect) to any special purpose vehicle, and may grant sub-participations in all or any part of its Commitment, provided however, that no such consent is required if an Event of Default has occurred which is continuing or in case of an assignment, transfer by novation or sub-participation to that Lender's parent company or to a subsidiary of that Lender's parent company or to another Lender.

14.2	Borrower's co-operation The Borrower will co-operate fully with a Lender in connection with any assignment, transfer or sub-participation by that Lender; will execute and procure the execution of such documents as that Lender may require in that connection; and irrevocably authorise any Finance Party to disclose to any proposed assignee, transferee or sub-participant (whether before or after any assignment, transfer or sub-participation and whether or not any assignment, transfer or sub-participation shall take place) all information relating to the Security Parties, the Loan, the Relevant Documents and the Vessels which any Finance Party may in its discretion consider necessary or desirable.

14.3	Rights of assignee Any assignee or transferee of a Lender shall (unless limited by the express terms of the assignment or transfer) take the full benefit of every provision of the Finance Documents benefitting that Lender PROVIDED THAT if, as a result of circumstances existing at the date of the assignment, the Borrower would be obliged to make a payment to the assignee or transfer under Clause 8.5 (Increased costs) or Clause 17.3 (Grossing-up), then the assignee or the transferee shall only be entitled to receive payment under that Clause to the same extent as that Lender would have been if the assignment or transfer had not taken place.

14.4	Transfer Certificates If a Lender wishes to transfer any of its rights and obligations under or pursuant to this Agreement, it may do so by delivering to the Agent a duly completed Transfer Certificate, in which event on the Transfer Date:

14.4.1	to the extent that that Lender seeks to transfer its rights and obligations, the Borrower (on the one hand) and that Lender (on the other) shall be released from all further obligations towards the other;

14.4.2	the Borrower (on the one hand) and the transferee (on the other) shall assume obligations towards the other identical to those released pursuant to Clause 14.4.1; and

14.4.3	the Agent, each of the Lenders and the transferee shall have the same rights and obligations between themselves as they would have had if the transferee had been an original party to this Agreement as a Lender

Provided that the Agent shall only be obliged to execute a Transfer Certificate once:

(a)	it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to the transferee; and

(b)	the transferee has paid to the Agent for its own account a transfer fee of six thousand Dollars ($6,000).

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send to the Borrower a copy of that Transfer Certificate.

14.5	Finance Documents Unless otherwise expressly provided in any Finance Document or otherwise expressly agreed between a Lender and any proposed transferee and notified by that Lender to the Agent on or before the relevant Transfer Date, there shall automatically be assigned to the transferee with any transfer of a Lender's rights and obligations under or pursuant to this Agreement the rights of that Lender under or pursuant to the Finance Documents (other than this Agreement) which relate to the portion of that Lender's rights and obligations transferred by the relevant Transfer Certificate.

14.6	No assignment or transfer by the Borrower The Borrower may not, without the prior consent of all Lenders, assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

14.7	Securitisation A Lender may disclose the size and term of the Loan and the name of each of the Security Parties to any investor or potential investor in a securitisation

(or similar transaction of broadly equivalent economic effect) of that Lender's rights or obligations under the Finance Documents.

15	The Agent, the Security Agent and the Lenders

15.1	Appointment

15.1.1	Each Lender appoints the Agent to act as its agent under and in connection with the Finance Documents and each Lender and the Agent appoints the Security Agent to act as its security agent and trustee for the purpose of the Security Documents.

15.1.2	Each Lender authorises the Agent and each Lender and the Agent authorises the Security Agent to exercise the rights, powers, authorities and discretions specifically given to the Agent or the Security Agent (as the case may be) under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

15.1.3	Each Swap Provider appoints the Security Agent to act as its security agent for the purpose of the Security Documents and authorises the Security Agent to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Security Documents together with any other incidental rights, powers, authorities and discretions.

15.1.4	Except where the context otherwise requires, references in this Clause 15 to the "Agent" shall mean the Agent and the Security Agent individually and collectively.

15.2	Authority Each Lender irrevocably authorises the Agent (subject to Clauses 15.4 (Limitations on authority) and 15.18 (Instructions)):

15.2.1	to execute any Finance Document (other than this Agreement) on its behalf;

15.2.2	to collect, receive, release or pay any money on its behalf;

15.2.3	acting on the instructions from time to time of the Majority Lenders to give or withhold any waivers, consents or approvals under or pursuant to any Finance Document; and

15.2.4	acting on the instructions from time to time of the Majority Lenders to exercise, or refrain from exercising, any rights, powers, authorities or discretions under or pursuant to any Finance Document.

The Agent shall have no duties or responsibilities as agent or as security agent other than those expressly conferred on it by the Finance Documents and shall not be obliged to act on any instructions from the Lenders or the Majority Lenders if to do so would, in the opinion of the Agent, be contrary to any provision of the Finance Documents or to any law, or would expose the Agent to any actual or potential liability to any third party.

15.3	Trust The Security Agent agrees and declares, and each of the other Finance Parties acknowledges, that, subject to the terms and conditions of this Clause 15.3,

the Security Agent holds the Trust Property on trust for the Finance Parties absolutely.  Each of the other Finance Parties agrees that the obligations, rights and benefits vested in the Security Agent shall be performed and exercised in accordance with this Clause 15.3.  The Security Agent shall have the benefit of all of the provisions of this Agreement benefiting it in its capacity as security agent for the Finance Parties, and all the powers and discretions conferred on trustees by the Trustee Act 1925 (to the extent not inconsistent with this Agreement).  In addition:

15.3.1	the Security Agent and any attorney, agent or delegate of the Security Agent may indemnify itself or himself out of the Trust Property against all liabilities, costs, fees, damages, charges, losses and expenses sustained or incurred by it or him in relation to the taking or holding of any of the Trust Property or in connection with the exercise or purported exercise of the rights, trusts, powers and discretions vested in the Security Agent or any other such person by or pursuant to the Security Documents or in respect of anything else done or omitted to be done in any way relating to the Security Documents;

15.3.2	the other Finance Parties acknowledge that the Security Agent shall be under no obligation to insure any property nor to require any other person to insure any property and shall not be responsible for any loss which may be suffered by any person as a result of the lack or insufficiency of any insurance; and

15.3.3	the Finance Parties agree that the perpetuity period applicable to the trusts declared by this Agreement shall be the period of 125 years from the date of this Agreement.

The provisions of Part I of the Trustee Act 2000 shall not apply to the Security Agent or the Trust Property.

15.4	Limitations on authority Except with the prior written consent of all the Lenders, the Agent shall not be entitled to:

15.4.1	release or vary any security given for the Borrower's obligations under this Agreement; nor

15.4.2	waive the payment of any sum of money payable by any Security Party under the Finance Documents; nor

15.4.3	reduce the Margin; nor

15.4.4	change the meaning of the expression "Majority Lenders"; nor

15.4.5	exercise, or refrain from exercising, any right, power, authority or discretion, or give or withhold any consent, the exercise or giving of which is, by the terms of this Agreement, expressly reserved to the Lenders; nor

15.4.6	extend the due date for the payment of any sum of money payable by any Security Party under any Finance Document; nor

15.4.7	take or refrain from taking any step if the effect of such action or inaction may lead to the increase of the obligations of a Lender under any Finance Document; nor

15.4.8	agree to change the currency in which any sum is payable under any Finance Document (other than in accordance with the terms of the relevant Finance Document); nor

15.4.9	agree to amend Clause 10.8 (General application of moneys); nor

15.4.10	agree to amend this Clause 15.4.

15.5	Liability Neither the Agent nor any of its directors, officers, employees or agents shall be liable to the Lenders for anything done or omitted to be done by the Agent under or in connection with any of the Relevant Documents unless as a result of the Agent's gross negligence or wilful misconduct.

15.6	Acknowledgement Each Lender acknowledges that:

15.6.1	it has not relied on any representation made by the Agent or any of the Agent's directors, officers, employees or agents or by any other person acting or purporting to act on behalf of the Agent to induce it to enter into any Finance Document;

15.6.2	it has made and will continue to make without reliance on the Agent, and based on such documents and other evidence as it considers appropriate, its own independent investigation of the financial condition and affairs of the Security Parties in connection with the making and continuation of the Loan;

15.6.3	it has made its own appraisal of the creditworthiness of the Security Parties; and

15.6.4	the Agent shall not have any duty or responsibility at any time to provide it with any credit or other information relating to any Security Party unless that information is received by the Agent pursuant to the express terms of a Finance Document.

Each Lender agrees that it will not assert nor seek to assert against any director, officer, employee or agent of the Agent or against any other person acting or purporting to act on behalf of the Agent any claim which it might have against them in respect of any of the matters referred to in this Clause 15.6.

Neither the Agent nor the Security Agent is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Agent, the Security Agent, a Security Party, the Borrower's or any Lender's financial advisors or legal advisors, or any other person given in or in connection with any Relevant Document, the Chapter 11 Proceedings and the financing arrangements contemplated in the Finance Documents and any associated documentation or the transactions contemplated therein.

15.7	Limitations on responsibility The Agent shall have no responsibility to any Security Party or to any Lender on account of:

15.7.1	the failure of a Lender or of any Security Party to perform any of its obligations under a Finance Document; nor

15.7.2	the financial condition of any Security Party; nor

15.7.3	the completeness or accuracy of any statements, representations or warranties made in or pursuant to any Finance Document, or in or pursuant to any document delivered pursuant to or in connection with any Finance Document; nor

15.7.4	the negotiation, execution, effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of any Finance Document or of any document executed or delivered pursuant to or in connection with any Finance Document.

15.8	The Agent's rights The Agent may:

15.8.1	assume that all representations or warranties made or deemed repeated by any Security Party in or pursuant to any Finance Document are true and complete, unless, in its capacity as the Agent, it has acquired actual knowledge to the contrary;

15.8.2	assume that no Default has occurred unless, in its capacity as the Agent, it has acquired actual knowledge to the contrary;

15.8.3	rely on any document or notice believed by it to be genuine;

15.8.4	rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it;

15.8.5	rely as to any factual matters which might reasonably be expected to be within the knowledge of any Security Party on a certificate signed by or on behalf of that Security Party; and

15.8.6	refrain from exercising any right, power, discretion or remedy unless and until instructed to exercise that right, power, discretion or remedy and as to the manner of its exercise by the Lenders (or, where applicable, by the Majority Lenders) and unless and until the Agent has received from the Lenders any payment which the Agent may require on account of, or any security which the Agent may require for, any costs, claims, expenses (including legal and other professional fees) and liabilities which it considers it may incur or sustain in complying with those instructions.

15.9	The Agent's duties The Agent shall:

15.9.1	if requested in writing to do so by a Lender, make enquiry and advise the Lenders as to the performance or observance of any of the provisions of any Finance Document by any Security Party or as to the existence of an Event of Default; and

15.9.2	inform the Lenders promptly of any Event of Default of which the Agent has actual knowledge.

15.10	No deemed knowledge The Agent shall not be deemed to have actual knowledge of the falsehood or incompleteness of any representation or warranty made or deemed repeated by any Security Party or actual knowledge of the occurrence of any Default unless a Lender or a Security Party shall have given written notice thereof to the Agent in its capacity as the Agent. Any information acquired by the Agent other than specifically in its capacity as the Agent shall not be deemed to be information acquired by the Agent in its capacity as the Agent.

15.11	Other business The Agent may, without any liability to account to the Lenders, generally engage in any kind of banking or trust business with a Security Party or with a Security Party's subsidiaries or associated companies or with a Lender as if it were not the Agent.

15.12	Indemnity The Lenders shall, promptly on the Agent's request, reimburse the Agent in their respective Proportionate Shares, for, and keep the Agent fully indemnified in respect of all liabilities, damages, costs and claims sustained or incurred by the Agent in connection with the Finance Documents (other than the Master Agreement) or the performance of its duties and obligations, or the exercise of its rights, powers, discretions or remedies under or pursuant to any Finance Document (other than the Master Agreement) to the extent not paid by the Security Parties and not arising solely from the Agent's gross negligence or wilful misconduct.

15.13	Employment of agents In performing its duties and exercising its rights, powers, discretions and remedies under or pursuant to the Finance Documents, the Agent shall be entitled to employ and pay agents to do anything which the Agent is empowered to do under or pursuant to the Finance Documents (including the receipt of money and documents and the payment of money) and to act or refrain from taking action in reliance on the opinion of, or advice or information obtained from, any lawyer, banker, broker, accountant, valuer or any other person believed by the Agent in good faith to be competent to give such opinion, advice or information.

15.14	Distribution of payments The Agent shall pay promptly to the order of each Lender that Lender's Proportionate Share of every sum of money received by the Agent pursuant to the Finance Documents (with the exception of any amounts payable pursuant to Clause 9 (Fees) and/or any Fee Letter and any amounts which, by the terms of the Finance Documents, are paid to the Agent for the account of the Agent alone or specifically for the account of one or more Lenders) and until so paid such amount shall be held by the Agent on trust absolutely for that Lender.

15.15	Reimbursement The Agent shall have no liability to pay any sum to a Lender until it has itself received payment of that sum. If, however, the Agent does pay any sum to a Lender on account of any amount prospectively due to that Lender pursuant to Clause 15.14 (Distribution of payments) before it has itself received payment of that amount, that Lender will, on demand by the Agent, refund to the Agent an amount equal to the sum so paid, together with an amount sufficient to reimburse the Agent for any interest which the Agent may certify that it has been required to pay on money borrowed to fund the sum in question during the period beginning on the date of payment and ending on the date on which the Agent receives reimbursement.

15.16	Redistribution of payments Unless otherwise agreed between the Lenders and the Agent, if at any time a Lender receives or recovers by way of set‑off, the exercise of any lien or otherwise from any Security Party, an amount greater than that Lender's Proportionate Share of any sum due from that Security Party to the Lenders under the Finance Documents (the amount of the excess being referred to in this Clause 15.16 and in Clause 15.17 (Rescission of Excess Amount) as the "Excess Amount") then:

15.16.1	that Lender shall promptly notify the Agent (which shall promptly notify each other Lender);

15.16.2	that Lender shall pay to the Agent an amount equal to the Excess Amount within ten (10) days of its receipt or recovery of the Excess Amount; and

15.16.3	the Agent shall treat that payment as if it were a payment by the Security Party in question on account of the sum due from that Security Party to the Lenders and shall account to the Lenders in respect of the Excess Amount in accordance with the provisions of this Clause 15.16.

However, if a Lender has commenced any legal proceedings to recover sums owing to it under the Finance Documents and, as a result of, or in connection with, those proceedings has received an Excess Amount, the Agent shall not distribute any of that Excess Amount to any other Lender which had been notified of the proceedings and had the legal right to, but did not, join those proceedings or commence and diligently prosecute separate proceedings to enforce its rights in the same or another court.

15.17	Rescission of Excess Amount If all or any part of any Excess Amount is rescinded or must otherwise be restored to any Security Party or to any other third party, the Lenders which have received any part of that Excess Amount by way of distribution from the Agent pursuant to Clause 15.16 (Redistribution of payments) shall repay to the Agent for the account of the Lender which originally received or recovered the Excess Amount, the amount which shall be necessary to ensure that the Lenders share rateably in accordance with their Proportionate Shares in the amount of the receipt or payment retained, together with interest on that amount at a rate equivalent to that (if any) paid by the Lender receiving or recovering the Excess Amount to the person to whom that Lender is liable to make payment in respect of such amount, and Clause 15.16.3 (Redistribution of payments) shall apply only to the retained amount.

15.18	Instructions Where the Agent is authorised or directed to act or refrain from acting in accordance with the instructions of the Lenders or of the Majority Lenders each of the Lenders shall provide the Agent with instructions within three (3) Business Days of the Agent's request. If a Lender does not provide the Agent with instructions within that period, that Lender shall be bound by the decision of the Agent. Nothing in this Clause 15.18 shall limit the right of the Agent to take, or refrain from taking, any action without obtaining the instructions of the Lenders or the Majority Lenders if the Agent in its discretion considers it necessary or appropriate to take, or refrain from taking, such action in order to preserve the rights of the Lenders under or in connection with the Finance Documents. In that event, the Agent will notify the Lenders of the action taken by it as soon as reasonably practicable, and the Lenders agree to ratify any action taken by the Agent pursuant to this Clause 15.18.

15.19	Payments All amounts payable to a Lender under this Clause 15 shall be paid to such account at such bank as that Lender may from time to time direct in writing to the Agent.

15.20	"Know your customer" checks Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

15.21	Resignation Subject to a successor being appointed in accordance with this Clause 15.21, the Agent may resign as agent and/or security agent at any time without assigning any reason by giving to the Borrower and the Lenders notice of its intention to do so, in which event the following shall apply:

15.21.1	the Lenders may within thirty (30) days after the date of the Agent's notice appoint a successor to act as agent and/or security agent or, if they fail to do so, the Agent may appoint any other bank or financial institution as its successor;

15.21.2	the resignation of the Agent shall take effect simultaneously with the appointment of its successor on written notice of that appointment being given to the Borrower and the Lenders;

15.21.3	the Agent shall thereupon be discharged from all further obligations as agent and/or security agent but shall remain entitled to the benefit of the provisions of this Clause 15; and

15.21.4	the Agent's successor and each of the other parties to this Agreement shall have the same rights and obligations amongst themselves as they would have had if that successor had been a party to this Agreement.

15.22	Replacement of the Agent

15.22.1	After consultation with the Borrower, the Majority Lenders may, by giving thirty (30) days' notice to the Agent replace the Agent by appointing a successor Agent;

15.22.2	The retiring Agent shall make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents;

15.22.3	The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 15 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date);

15.22.4	Any successor Agent and each of the other parties to this Agreement shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original party to this Agreement.

15.23	No fiduciary relationship Except as provided in Clauses 15.3 (Trust) and 15.14 (Distribution of payments), the Agent shall not have any fiduciary relationship with or be deemed to be a trustee of or for any other person and nothing contained in any Finance Document shall constitute a partnership between any two or more Lenders or between the Agent and any other person.

16	Set-Off

16.1	Set-off A Finance Party may set off any matured obligation due from the Borrower under any Finance Document (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, that Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

16.2	Master Agreement rights The rights conferred on the Swap Providers by this Clause 16 shall be in addition to, and without prejudice to or limitation of, the rights of netting and set off conferred on the Swap Providers by the Master Agreement.

17	Payments

17.1	Payments Each amount payable by the Borrower under a Finance Document (other than the Master Agreement) shall be paid to such account at such bank as the Agent may from time to time direct to the Borrower in the Currency of Account and in such funds as are customary at the time for settlement of transactions in the relevant currency in the place of payment. Payment shall be deemed to have been received by the Agent on the date on which the Agent receives authenticated advice of receipt, unless that advice is received by the Agent on a day other than a Business Day or at a time of day (whether on a Business Day or not) when the Agent in its discretion considers that it is impossible or impracticable for the Agent to utilise the amount received for value that same day, in which event the payment in question shall be deemed to have been received by the Agent on the Business Day next following the date of receipt of advice by the Agent.

17.2	No deductions or withholdings Each payment (whether of principal or interest or otherwise) to be made by the Borrower under a Finance Document shall, subject only to Clause 17.3 (Grossing-up), be made free and clear of and without deduction for or on account of any Taxes or other deductions, withholdings, restrictions, conditions or counterclaims of any nature.

17.3	Grossing-up If at any time any law requires (or is interpreted to require) the Borrower to make any deduction or withholding from any payment, or to change the rate or manner in which any required deduction or withholding is made, the Borrower will promptly notify the Agent and, simultaneously with that payment, will pay to the Agent whatever additional amount (after taking into account any additional Taxes on, or deductions or withholdings from, or restrictions or conditions on, that additional amount) is necessary to ensure that, after making the deduction or withholding, the relevant Finance Parties receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

17.4	Evidence of deductions If at any time the Borrower is required by law to make any deduction or withholding from any payment to be made by it under a Finance Document, the Borrower will pay the amount required to be deducted or withheld to the relevant authority within the time allowed under the applicable law and will, no later than thirty (30) days after making that payment, deliver to the Agent an original receipt issued by the relevant authority, or other evidence acceptable to the Agent, evidencing the payment to that authority of all amounts required to be deducted or withheld.

17.5	Adjustment of due dates If any payment or transfer of funds to be made under a Finance Document, other than a payment of interest on the Loan or a payment under a Master Agreement, shall be due on a day which is not a Business Day, that payment shall be made on the next succeeding Business Day (unless the next succeeding Business Day falls in the next calendar month in which event the payment shall be made on the next preceding Business Day). Any such variation of time shall be taken into account in computing any interest in respect of that payment.

17.6	Control account The Agent and any Swap Provider shall open and maintain on its books a control account in the name of the Borrower showing the advance of the Loan and the computation and payment of interest and all other sums due under this Agreement and the Master Agreement. The Borrower's obligations to repay the Loan and to pay interest and all other sums due under this Agreement and the Master Agreement shall be evidenced by the entries from time to time made in the control account opened and maintained under this Clause 17.6 and those entries will, in the absence of manifest error, be conclusive and binding.

17.7	Clawback The Agent shall have no liability to pay any sum to the Borrower until it has itself received payment of that sum. If, however, the Agent does pay any sum to the Borrower on account of any amount prospectively due to the Borrower pursuant to Clause 4 (Advance) before it has itself received payment of that amount, the Borrower will, on demand by the Agent, refund to the Agent an amount equal to the sum so paid, together with an amount sufficient to reimburse the Agent for any interest which the Agent may certify that it has been required to pay on money borrowed to fund the sum in question during the period beginning on the date of payment and ending on the date on which the Agent receives reimbursement.

18	Notices

18.1	Communications in writing Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

18.2	Addresses The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party to this Agreement for any communication or document to be made or delivered under or in connection with this Agreement are:

18.2.1	in the case of the Borrower, Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, New York 10171 (fax no: +1 646 443 8551) marked for the attention of Joe Adamo;

18.2.2	in the case of each Lender, those appearing opposite its name in Schedule 1 (: The Lenders and the Commitments);

18.2.3	in the case of the Agent, 2, Bvd Konrad Adenauer, L-1115 Luxembourg (fax no: +352 42122-95771) marked for the attention of Franz-Josef Ewerhardy / Sven Walther; and

18.2.4	in the case of the Security Agent, Ludwig‑Erhard‑Str. 1, 20459 Hamburg, Germany (fax no: +49 40 3701 4550 and email dirk.niedereichholz@db.com) marked for the attention of Dirk Niedereichholz;

or any substitute address, fax number, department or officer as any party may notify to the Agent (or the Agent may notify to the other parties, if a change is made by the Agent) by not less than five (5) Business Days' notice.

18.3	Delivery Any communication or document made or delivered by one party to this Agreement to another under or in connection this Agreement will only be effective:

18.3.1	if by way of fax, when received in legible form; or

18.3.2	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under Clause 18.2 (Addresses), if addressed to that department or officer.

Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent.

All notices from or to the Borrower shall be sent through the Agent.

18.4	Notification of address and fax number Promptly upon receipt of notification of an address, fax number or change of address, pursuant to Clause 18.2 (Addresses) or changing its own address or fax number, the Agent shall notify the other parties to this Agreement.

18.5	Electronic communication Any communication to be made between the parties to this Agreement under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the parties to this Agreement:

18.5.1	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

18.5.2	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

18.5.3	notify each other of any change to their address or any other such information supplied by them.

Any electronic communication made between the parties to this Agreement will be effective only when actually received in readable form and in the case of any electronic communication made by a party to another party only if it is addressed in such a manner as that other party shall specify for this purpose.

18.6	English language Any notice given under or in connection with this Agreement must be in English. All other documents provided under or in connection with this Agreement must be:

18.6.1	in English; or

18.6.2	if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

19	Partial Invalidity

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

20	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

21	Miscellaneous

21.1	No oral variations No variation or amendment of a Finance Document shall be valid unless in writing and signed on behalf of all the relevant Finance Parties and the relevant Security Parties.

21.2	Further assurance If any provision of a Finance Document shall be invalid or unenforceable in whole or in part by reason of any present or future law or any decision of any court, or if the documents at any time held by or on behalf of the Finance Parties or any of them are considered by the Lenders for any reason insufficient to carry out the terms of this Agreement, then from time to time the Borrower will promptly, on demand by the Agent, execute or procure the execution of such further documents as in the opinion of the Lenders are necessary to provide adequate security for the repayment of the Indebtedness.

21.3	Rescission of payments etc. Any discharge, release or reassignment by a Finance Party of any of the security constituted by, or any of the obligations of a Security Party contained in, a Finance Document shall be (and be deemed always to have been) void if any act (including, without limitation, any payment) as a result of which such discharge, release or reassignment was given or made is subsequently wholly or partially rescinded or avoided by operation of any law.

21.4	Certificates Any certificate or statement signed by an authorised signatory of the Agent purporting to show the amount of the Indebtedness (or any part of the Indebtedness) or any other amount referred to in any Finance Document shall, save for manifest error or on any question of law, be conclusive evidence as against the Borrower of that amount.

21.5	Counterparts This Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

21.6	Contracts (Rights of Third Parties) Act 1999 A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

22	Law and Jurisdiction

22.1	Governing law This Agreement and any non-contractual obligations arising from or in connection with it shall in all respects be governed by and interpreted in accordance with English law.

22.2	Jurisdiction For the exclusive benefit of the Finance Parties, the parties to this Agreement irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute (a) arising from or in connection with this Agreement or (b) relating to any non-contractual obligations arising from or in connection with this Agreement and that any proceedings may be brought in those courts.

22.3	Alternative jurisdictions Nothing contained in this Clause 22 shall limit the right of the Finance Parties to commence any proceedings against the Borrower in any other court of competent jurisdiction nor shall the commencement of any proceedings against the Borrower in one or more jurisdictions preclude the commencement of any proceedings in any other jurisdiction, whether concurrently or not.

22.4	Waiver of objections The Borrower irrevocably waives any objection which it may now or in the future have to the laying of the venue of any proceedings in any court referred to in this Clause 22, and any claim that those proceedings have been brought in an inconvenient or inappropriate forum, and irrevocably agrees that a judgment in any proceedings commenced in any such court shall be conclusive and binding on it and may be enforced in the courts of any other jurisdiction.

22.5	Service of process Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

22.5.1	irrevocably appoints WFW Legal Services Limited of 15 Appold Street, London EC2A 2HB, England as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

22.5.2	agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned.

Schedule 1                      : The Lenders and the Commitments

The Lenders                     The Commitments

Deutsche Bank AG Filiale Deutschlandgeschäft Adolphsplatz 7, 20457 Hamburg, Germany Fax: +49 40 3701 4550 Attention: Dirk Niedereichholz	$51,000,000
DVB Bank SE Platz der Republik 6 D-60325 Frankfurt am Main Germany Fax: +49 69 9750 4875 Attention: Shipping Loans Administration Department	$51,000,000
Skandinaviska Enskilda Banken AB (publ) Kungsträdgårdsgatan 8 106 40 Stockholm Sweden Fax: +46 8 678 02 06 Attention: Arne Juell-Skielse	$51,000,000
BNP Paribas 16 rue du Hanovre 75002 Paris France E-mail : tgmo.shipping@bnpparibas.com Fax : +33 1 42 98 43 55 Attention : Transportation Group Middle Office	$50,000,000
Crédit Agricole Corporate and Investment Bank 9, quai du President Paul Doumer 92920 Paris la Defense France Fax: +33 1 41 89 29 87 Attention: Shipping Department with a copy to Crédit Agricole Corporate and Investment Bank, London Ship Finance Department 5 Appold Street	$50,000,000

London EC2A 2DA

Fax: +44 207 214 6689
Attention: Thibaud Escoffier / Jerome Duval

Schedule 2                       : Conditions Precedent and Subsequent

Part I: Conditions precedent to a Drawdown Notice

1	Security Parties

(a)	Constitutional documents Copies of the constitutional documents of each Security Party together with such other evidence as the Agent may reasonably require that each Security Party is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, the Relevant Documents to which it is or is to become a party.

(b)	Certificates of good standing The certificate of good standing in respect of each Security Party (if such a certificate can be obtained).

(c)	Board resolutions A copy of a resolution of the board of directors or its equivalent of each Security Party:

(i)	approving the terms of, and the transactions contemplated by, the Relevant Documents to which it is a party and resolving that it execute those Relevant Documents; and

(ii)	authorising a specified person or persons to execute those Relevant Documents (and all documents and notices to be signed and/or despatched under those documents) on its behalf.

(d)	Shareholder resolutions A copy of a resolution signed by all the holders of the issued shares in each Collateral Owner, approving the terms of, and the transactions contemplated by, the Relevant Documents to which that Collateral Owner is a party.

(e)	Officer's certificates A certificate of a duly authorised officer of each Security Party certifying that that Security Party is existing in good standing in the jurisdiction of its incorporation and that each copy document relating to it specified in this Part I of Schedule 1 (: The Lenders and the Commitments) is correct, complete and in full force and effect and setting out the names and titles of the directors, officers and shareholders of that Security Party and the proportion of shares held by each shareholder, and an incumbency certificate reflecting the name and signature of each officer authorized to execute the Relevant Documents to which that Security Party is a party and that no proceedings are pending or contemplated for the dissolution of that Security Party.

(f)	Evidence of registration Where such registration is required or permitted under the laws of the relevant jurisdiction, evidence that the names of the directors, officers and shareholders of each Security Party are duly registered in the companies registry or other registry in the country of incorporation or formation (as the case may be) of that Security Party.

(g)	Powers of attorney The notarially attested and legalised power of attorney of each Security Party under which any documents are to be executed or transactions undertaken by that Security Party.

2	Security and related documents

(h)	Vessel documents Copies, certified as true, accurate and complete by a director or the secretary of the Borrower, of, in respect of the Vessel specified in the relevant Drawdown Notice:
(i)	the MOA;

(ii)	such documents as the Agent may reasonably require to evidence the nomination of the Collateral Owner as purchaser of the Vessel pursuant to the MOA;

(iii)	any charterparty or other contract of employment of the Vessel which will be in force on the relevant Drawdown Date;

(iv)	the Management Agreement;

  in each case together with all addenda, amendments or supplements.

(i)	Survey report A report by a surveyor instructed by the Agent to inspect Vessel E and Vessel G confirming that the condition of the Vessel is in all respects acceptable to the Lenders.

(j)	Valuation Two (2) valuations of the Vessel from two (2) Approved Brokers determined in accordance with the definition of "Fair Market Value".

(k)	Managers' confirmation In respect of the Vessel specified in the relevant Drawdown Notice, the written confirmation of:

(i)	the Technical Managers that, throughout the period in which they are technical managers, they will (a) not, without the prior written consent of the Agent (such consent not to be unreasonably withheld by the Agent), sub-contract or delegate the technical management of the Vessel to any third party and (ii) following the occurrence of an Event of Default, all claims of the Technical Managers against the relevant Collateral Owner, shall be subordinated to the claims of the Finance Parties under the Finance Documents; and

(ii)	the Commercial Managers that, throughout the Facility Period unless otherwise agreed by the Agent, they will remain the commercial managers of the Vessel and that following the occurrence of an Event of Default, all claims of the Commercial Managers against the relevant Collateral Owner shall be subordinated to the claims of the Finance Parties under the Finance Documents.

(l)	No disputes The written confirmation of the Borrower that there is no dispute and no pending litigation under any of the Relevant Documents as between the parties to any such document.

(m)	Mandates and The Account Holder's confirmation Duly signed forms of mandate and the written confirmation of the Account Holder that the Accounts have been opened with the Account Holder and to its actual knowledge are free from Encumbrances and rights of set off other than as created by or pursuant to the Security Documents, and/or other evidence of the opening of the Accounts, as the Agent may require.

3	Other documents and evidence

(a)	Drawdown Notice A duly completed Drawdown Notice.

(b)	Process agent Evidence that any process agent referred to in Clause 22.5 (Service of process) and any process agent appointed under any other Finance Document has accepted its appointment.

(c)	Other authorisations A copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any of the Relevant Documents or for the validity and enforceability of any of the Relevant Documents.

(d)	Financial statements Copies of the Original Financial Statements of the Borrower.

(e)	Fees Evidence that the fees, costs and expenses then due from the Borrower under Clause 8 (Indemnities) and Clause 9 (Fees) have been paid or will be paid by the relevant Drawdown Date.

(f)	"Know your customer" documents Such documentation and other evidence as is reasonably requested by the Agent in order for the Lenders to comply with all necessary "know your customer" or similar identification procedures in relation to the transactions contemplated in the Finance Documents.

(g)	Ultimate beneficiary of the Collateral Owners Evidence that the Borrower is the ultimate legal and beneficial owner of the Collateral Owners.

(h)	Public debt Evidence that the Borrower has issued public debt and equity securities with minimum proceeds of one hundred and fifty million Dollars ($150,000,000) and in the case of public debt securities, that such securities have a maturity date falling after the Final Maturity Date.

Part II: Conditions precedent to the making of a Drawing

4	Security Parties

(a)	Bringdown Officer's certificates If requested by the Agent, a certificate of a duly authorised officer of each Security Party confirming that none of the documents and evidence delivered to the Agent under Schedule 2 (: Conditions Precedent and Subsequent), Part I (Conditions Precedent to a Drawdown Notice) paragraph 1 has been amended, modified or revoked in any way since its delivery to the Agent.

5	Security and related documents

(a)	Vessel documents in respect of each Vessel, photocopies, certified as true, accurate and complete by a director or the secretary of the Borrower or the relevant Collateral Owner, of:

(i)	the bill of sale transferring title in the Vessel to the Collateral Owner free of all encumbrances, maritime liens or other debts;

(ii)	the protocol of delivery and acceptance evidencing the unconditional physical delivery of the Vessel by the Seller to the Collateral Owner pursuant to the MOA;

in each case together with all addenda, amendments or supplements.

(b)	Evidence of Seller's title for Vessel not yet delivered If the Vessel has not already been delivered to the relevant Collateral Owner at the time of the Drawing, a copy of the certificate of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the Vessel's current flag confirming that the Vessel is owned by the relevant Seller and free of registered Encumbrances and an undertaking by the Seller to delete the Vessel from its current flag.

(c)	Confirmation of class A copy, (certified as true, accurate and complete by a director or the secretary of the Borrower), of the certificate of Confirmation of Class for hull and machinery confirming that the Vessel is classed with the highest class applicable to vessels of her type with an Approved Classification Society free of overdue recommendations affecting class other than those approved by the Agent.

(d)	Evidence of Collateral Owner's title for Vessel not yet delivered If the Vessel has not already been delivered to the relevant Collateral Owner at the time of the Drawing, evidence that on the Drawdown Date (i) the Vessel will be at least provisionally registered under the Marshall Islands' flag in the ownership of the Collateral Owner and (ii) the Mortgage will be capable of being registered against the Vessel with first priority.

(e)	Evidence of Collateral Owner's title for Vessels refinanced If the Vessel has already been delivered to the relevant Collateral Owner at the time of the Drawing, a certificate of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the Marshall Islands' flag confirming that (a) the Vessel is permanently registered under that flag in the ownership of the Collateral Owner, (b) the Mortgage has been registered with first priority against the Vessel and (c) there are no further Encumbrances registered against the Vessel.

(f)	Evidence of insurance Evidence that the Vessel will be insured in the manner required by the Security Documents and that letters of undertaking will be issued in the manner required by the Security Documents, together with (if required by the Agent) the written approval of the Insurances by an insurance adviser appointed by the Agent.

(g)	Security Documents The Mortgage and the Assignments in respect of the Vessel, the Guarantee, the Account Pledge, the Deposit Account Control Agreement, the Share Pledges, the Master Agreement Charge and any other Credit Support Documents, together with all other documents required by any of them, including, without limitation, (i) all notices of assignment and/or charge and, (ii) to the extent the Borrower or the Collateral Owners can procure same, evidence that those notices will be duly acknowledged by the recipients, and (iii) share certificates and UCC Filings, if necessary, to perfect the security interests under the applicable Security Documents.

(h)	Other Relevant Documents Copies of each of the Relevant Documents not otherwise comprised in the documents listed in this Part II of Schedule 1.

(i)	Equity contribution Evidence of full payment to the relevant Seller of any part of the purchase price of the Vessel under the MOA which is payable on or before the relevant Drawdown Date and which is not being financed by the Loan.

6	Legal opinions

(a)	If a Security Party is incorporated or organised in a jurisdiction other than England and Wales or if any Finance Document is governed by the laws of a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lenders in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing this Agreement or confirmation satisfactory to the Agent that such an opinion will be given.

Part III: Conditions subsequent

1	Evidence of Collateral Owner's title If the Vessel has not already been delivered to the relevant Collateral Owner at the time of the Drawing, a Certificate of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the Marshall Island's flag confirming that (a) the Vessel is permanently registered under that flag in the ownership of the Collateral Owner, (b) the Mortgage has been registered with first priority against the Vessel and (c) there are no further Encumbrances registered against the Vessel.

2	Deletion by Seller Evidence that the Vessel has been deleted from its previous flag.

3	Letters of undertaking Evidence that the Vessel is insured in the manner required by the Security Documents and original letters of undertaking in respect of the Insurances as required by the Security Documents together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Finance Parties.

4	Acknowledgements of notices To the extent the Borrower or the Collateral Owners can procure same, acknowledgements of all notices of assignment and/or charge given pursuant to any Security Documents received by the Agent pursuant to Part II of this Schedule 2 (: Conditions Precedent and Subsequent).

5	Legal opinions Such of the legal opinions specified in Part II of this Schedule 2 (: Conditions Precedent and Subsequent) as have not already been provided to the Agent.

6	Companies Act registrations Evidence that the Security Documents received by the Agent pursuant to Part II of this Schedule 2 (: Conditions Precedent and Subsequent) have been, if necessary, filed, recorded or enrolled with any court or other authority in the jurisdiction of incorporation or formation (as the case may be) of each relevant Security Party within any applicable statutory time limit.

7	Insurance opinion Within ninety (90) days of the Drawdown Date, an insurance opinion in respect of the Vessel's insurance policy cover to be made by an independent broker at the Borrower's expense to the satisfaction of the Security Agent.

8	Mortgagee's Insurances Fees Payment to the Security Agent of all fees which are owed by the Borrower or the Collateral Owners pursuant to the terms of the Finance Documents in relation to inspections, valuations, legal fees and premiums for Mortgagee's Insurances (MII and MAP).

9	Master receipt The master's receipt for the Mortgage.

Schedule 3                                      : Calculation of Mandatory Cost

1	The Mandatory Cost is an addition to the interest rate to compensate the Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2	On the first day of each Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Lender in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the Loan) and will be expressed as a percentage rate per annum.

3	The Additional Cost Rate for any Lender lending from an office in the euro-zone will be the percentage notified by that Lender to the Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender's participation in the Loan) of complying with the minimum reserve requirements of the European Central Bank as a result of participating in the Loan from that office.

4	The Additional Cost Rate for any Lender lending from an office in the United Kingdom will be calculated by the Agent as follows:

(a)	where the Loan is denominated in sterling:

BY + S(Y - Z) + F x 0.01 per cent per annum

100 - (B + S)

(b)	where the Loan is denominated in any currency other than sterling:

F x 0.01 per cent per annum

300

where:

B	is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements;

Y	is the percentage rate of interest (excluding the Margin and the Mandatory Cost and, if the Loan is an overdue amount, the additional rate of interest specified in Clause 7.9 (Default interest)) payable for the relevant Interest Period on the Loan;

S	is the percentage (if any) of eligible liabilities which that Lender is required from time to time to maintain as interest bearing special deposits with the Bank of England;

Z	is the interest rate per annum payable by the Bank of England to that Lender on special deposits; and

F	is the charge payable by that Lender to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations or the equivalent provisions in any replacement regulations (with, for this purpose, the figure for the minimum amount in paragraph 2.02b or such equivalent provision deemed to be zero), expressed in pounds per £1 million of the fee base of that Lender.

5	For the purpose of this Schedule:

(a)	"eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England;

(b)	"fee base" has the meaning given to it in the Fees Regulations;

(c)	"Fees Regulations" means the regulations governing periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits.

6	In the application of the formula B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5. x 15. Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

7	If a Lender does not supply the information required by the Agent to determine its Additional Cost Rate when requested to do so, the applicable Mandatory Cost shall be determined on the basis of the information supplied by the remaining Lenders.

8	If a change in circumstances has rendered, or will render, the formula inappropriate, the Agent shall notify the Borrower of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on the Borrower.

Schedule 4                       : Form of Drawdown Notice

To:	Deutsche Bank Luxembourg S.A.

From:	Genco Shipping & Trading Limited

[Date]

Dear Sirs

Drawdown Notice

We refer to the Loan Agreement dated                      2010 made between, amongst others, ourselves and yourselves (the "Agreement").

Words and phrases defined in the Agreement have the same meaning when used in this Drawdown Notice.

Pursuant to Clause 4.1 of the Agreement, we irrevocably request that you advance a Drawing in the sum of $[                                                                     ] to us on                                         20     , which is a Business Day, by paying the amount of the Drawing in accordance with the MOA in respect of the Vessel named [                                      ] to the following account:

[details of account]

We warrant that the representations and warranties contained in Clause 11.1 of the Agreement are true and correct at the date of this Drawdown Notice and will be true and correct on               20    , that no Default has occurred and is continuing, and that no Default will result from the advance of the Drawing requested in this Drawdown Notice.

[We select the period of [       ] months as the first Interest Period.]

Yours faithfully

.................................

For and on behalf of

Genco Shipping & Trading Limited

Schedule 5                       : Form of Transfer Certificate

To:	Deutsche Bank Luxembourg S.A.

Transfer Certificate

This transfer certificate relates to a secured loan facility agreement (as from time to time amended, varied, supplemented or novated, the "Loan Agreement") dated                           2010, on the terms and subject to the conditions of which a secured loan facility of up to $253,000,000 was made available to Genco Shipping & Trading Limited, by a syndicate of banks on whose behalf you act as agent.

1	Terms defined in the Loan Agreement shall, unless otherwise expressly indicated, have the same meaning when used in this certificate. The terms "Transferor" and "Transferee" are defined in the schedule to this certificate.

2	The Transferor:

2.1	confirms that the details in the Schedule under the heading "Transferor's Commitment" accurately summarise its Commitment; and

2.2	requests the Transferee to accept by way of novation the transfer to the Transferee of the amount of the Transferor's Commitment specified in the Schedule by counter-signing and delivering this certificate to the Agent at its address for communications specified in the Loan Agreement.

3	The Transferee requests the Agent to accept this certificate as being delivered to the Agent pursuant to and for the purposes of clause 14.4 of the Loan Agreement so as to take effect in accordance with the terms of that clause on the Transfer Date specified in the Schedule.

4	The Agent confirms its acceptance of this certificate for the purposes of clause 14.4 of the Loan Agreement.

5	The Transferee confirms that:

5.1	it has received a copy of the Loan Agreement together with all other information which it has required in connection with this transaction;

5.2	it has not relied and will not in the future rely on the Transferor or any other party to the Loan Agreement to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information; and

5.3	it has not relied and will not in the future rely on the Transferor or any other party to the Loan Agreement to keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Security Party.

6	Execution of this certificate by the Transferee constitutes its representation and warranty to the Transferor and to all other parties to the Loan Agreement that it has the power to become a party to the Loan Agreement as a Lender on the terms of the

Loan Agreement and has taken all steps to authorise execution and delivery of this certificate.

7	The Transferee undertakes with the Transferor and each of the other parties to the Loan Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Loan Agreement will be assumed by it after delivery of this certificate to the Agent and the satisfaction of any conditions subject to which this certificate is expressed to take effect.

8	The Transferor makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any document relating to any Finance Document, and assumes no responsibility for the financial condition of any Finance Party or for the performance and observance by any Security Party of any of its obligations under any Finance Document or any document relating to any Finance Document and any conditions and warranties implied by law are expressly excluded.

9	The Transferee acknowledges that nothing in this certificate or in the Loan Agreement shall oblige the Transferor to:

9.1	accept a re-transfer from the Transferee of the whole or any part of the rights, benefits and/or obligations transferred pursuant to this certificate; or

9.2	support any losses directly or indirectly sustained or incurred by the Transferee for any reason including, without limitation, the non-performance by any party to any Finance Document of any obligations under any Finance Document.

10	The address and fax number of the Transferee for the purposes of clause 18 of the Loan Agreement are set out in the Schedule.

11	This certificate may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.

12	This certificate and any non-contractual obligations arising out of or in connection with it shall be governed by and interpreted in accordance with English law.

The ScheduleE

1	Transferor:

2	Transferee:

3	Transfer Date (not earlier that the fifth Business Day after the date of delivery of the Transfer Certificate to the Agent):

4	Transferor's Commitment:

5	Amount transferred:

6	Transferee's address and fax number for the purposes of clause 18 of the Loan Agreement:

[name of Transferor]	[name of Transferee]

By:	By:

Date:	Date:

[Agent] as Agent

By:

Date:

Schedule 6                       : Form of Compliance Certificate

From: Genco Shipping & Trading Limited (the "Company")

To: Deutsche Bank Luxembourg S.A. (the "Agent")

Dated: [●]

Dear Sirs,

This Certificate is rendered pursuant to Clause 12.1 of the loan agreement dated [●] 2010 (as amended and supplemented from time to time, the "Loan Agreement") entered into by, inter alia, ourselves as borrower, each of the banks listed in Schedule 1 (: The Lenders and the Commitments) to the Loan Agreement as lenders, yourselves and others as mandated lead arrangers, Deutsche Bank Luxembourg S.A. as agent for the Lenders and yourselves as security agent and bookrunner.

Words and expressions defined in the Loan Agreement shall have the same meanings when used herein.

We hereby certify that:

1	Attached to this Certificate [are][is] the latest [audited consolidated financial statements of the Company and its subsidiaries for the financial year ending on [●]] [unaudited consolidated financial statements of the Company including cash flows] in relation to the [first] [second] [third] fiscal quarter of the financial year ending on [●]] (the "Accounts").

2	As at the date of this Certificate the financial covenants set out in Clause 12.2 of the Loan Agreement [are] [are not] complied with, in that as at [●]:

(a)	Consolidated Interest Coverage Ratio is [●]

(b)	Maximum Leverage Ratio is [●]

(c)	Minimum Consolidated Net Worth is [●]

(d)	Consolidated Indebtedness is [●]

[or, as the case may be, specify in what respect any of the financial covenants are not complied with.]

3	As at [●] no Event of Default has occurred and is continuing.

The Company and each Collateral Owner are complying with the requirements under clauses 10.10 (Additional security) and 12.2.1 (Minimum liquidity) of the Loan Agreement.

[or, specify/identify any Event of Default]

4	[The Fair Market Value of the Vessels as reflected in the most recent valuations are as follows:

Name of Vessel	Name of First Approved Ship Broker	Name of Second Approved Ship Broker	Average Fair Market Value
[●]	[●]	[●]	[●]]

[Attached are details of the calculations for the purposes of this Certificate.]

Yours faithfully,

Genco Shipping & Trading Limited

By: _______________________

Position: Chief Financial Officer

Name:

In Witness of which the parties to this Agreement have executed this Agreement the day and year first before written.

Signed and delivered as a deed

by Genco Shipping & Trading Limited	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Deutsche Bank AG Filiale Deutschlandgeschäft (as a Lender)	signature

(as the Borrower) acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by BNP Paribas (as a Lender)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Credit Agricole Corporate and Investment Bank (as a Lender)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by DVB Bank SE (as a Lender)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Skandinaviska Enskilda Banken AB (publ) (as a Lender)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Deutsche Bank AG Filiale Deutschlandgeschäft (as a Mandated Lead Arranger)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by BNP Paribas (as a Mandated Lead Arranger)

acting by

its duly authorised in the presence of: signature
of witness
signature

print name

name
print name of witness
address

Signed and delivered as a deed

by Credit Agricole Corporate and Investment Bank (as a Mandated Lead Arranger)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by DVB Bank SE (as a Mandated Lead Arranger)

acting by

its duly authorised in the presence of: signature
of witness
signature

print name

name
print name of witness
address

Signed and delivered as a deed

by Skandinaviska Enskilda Banken AB (publ) (as a Mandated Lead Arranger)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Deutsche Bank Luxembourg S.A. (as the Agent)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by BNP Paribas (as a Swap Provider)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Credit Agricole Corporate and Investment Bank (as a Swap Provider)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by DVB Bank SE (as a Swap Provider)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Deutsche Bank AG (as a Swap Provider)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Skandinaviska Enskilda Banken AB (publ) (as a Swap Provider)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

Signed and delivered as a deed

by Deutsche Bank AG Filiale Deutschlandgeschäft (as Security Agent and Bookrunner)	signature

acting by

its duly authorised in the presence of: signature	print name
of witness

name
print name of witness
address

In Witness of which the parties to this Supplement Agreement have executed this Supplement Agreement as a deed the day and year first before written.

The Borrower

Signed and delivered
as a deed
by Genco Shipping & Trading Limited
(as the borrower)
acting by

its duly authorised
Chief Financial Officer, Principle Accounting Officer, Secretary

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

The Guarantors

Signed and delivered
as a deed
by Genco Aquitaine Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness

address	299 Park Avenue
20th Floor
New York, NY 10171

Signed and delivered
as a deed
by Genco Ardennes Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Auvergne Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Bourgogne Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Brittany Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Languedoc Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Loire Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Lorraine Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Normandy Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Picardy Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Provence Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Pyrenees Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

Signed and delivered
as a deed
by Genco Rhone Limited
(as a Guarantor)
acting by

its duly authorised
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

in the presence of:

signature
/s/ John C. Wobensmith
signature
John C. Wobensmith
print name
of witness	/s/ Apostolos Zafolias

name	Apostolos Zafolias
print name of witness
address	299 Park Avenue 20th Floor New York, NY 10171

The Lenders

Signed and delivered as a deed by Deutsche Bank AG Filiale Deutschlandgeschäft (as a Lender) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by BNP Paribas (as a Lender) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Credit Agricole Corporate and Investment Bank (as a Lender) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by DVB Bank SE (as a Lender) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Skandinaviska Enskilda Banken AB (publ) (as a Lender) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

The Mandated Lead Arrangers

Signed and delivered as a deed by Deutsche Bank AG Fillale Deutschlandgeschäft (as a Mandated Lead Arranger) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by BNP Paribas (as a Mandated Lead Arranger) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Credit Agricole Corporate and Investment Bank (as a Mandated Lead Arranger) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by DVB Bank SE (as a Mandated Lead Arranger) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Skandinaviska Enskilda Banken AB (publ) (as a Mandated Lead Arranger) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

Name	Yip Yuen YI
print name of witness
Address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

The Swap Providers

Signed and delivered as a deed by BNP Paribas (as a Swap Provider) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Credit Agricole Corporate and Investment Bank (as a Swap Provider) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by DVB Bank SE (as a Swap Provider) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Skandinaviska Enskilda Banken AP (publ) (as a Swap Provider) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

Name	Yip Yuen YI
print name of witness
Address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

Signed and delivered as a deed by Deutsche Bank AG (as a Swap Provider) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

The Agent

Signed and delivered as a deed by Deutsche Bank Luxembourg S.A. (as the Agent) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH

The Security Agent and Book Runner

Signed and delivered as a deed by Deutsche Bank AG Filiale Deutschlandgeschäft (as the Security Agent and Bookrunner) acting by its duly authorised in the presence of: signature		/s/ Georg Junginger
Signature
Georg Junginger
print name Attorney-in-Fact
of witness	/s/ Yip Yuen YI

name	Yip Yuen YI
print name of witness
address	Stephenson Harwood LP
1 Finsbury Circus London EC2M 7SH